As filed with the Securities and Exchange Commission on May 29, 2008

Securities Act File No. 333-150302

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-366-0066

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING VP HIGH YIELD BOND PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

June 4, 2008

Dear Variable Contract Owner/Plan Participant:

The Board of Trustees (the “Board”) has called a special meeting of shareholders (the “Special Meeting”) of ING VP High Yield Bond Portfolio (“VP High Yield Bond Portfolio”), which is scheduled for 10:00 a.m., Local time, on July 29, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The Board of VP High Yield Bond Portfolio has reviewed and recommends the proposed reorganization (the “Reorganization”) of VP High Yield Bond Portfolio with and into ING Pioneer High Yield Portfolio (“Pioneer High Yield Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).  The Portfolios are members of the mutual fund group called the “ING Funds.”

Shares of VP High Yield Bond Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”).  Your Insurance Company and/or Qualified Plan, as the legal owner of that separate account, has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which VP High Yield Bond Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of VP High Yield Bond Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Pioneer High Yield Portfolio instead of shares of VP High Yield Bond Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a significantly larger portfolio which seeks to maximize total return through income and capital appreciation.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VP HIGH YIELD BOND PORTFOLIO APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than July 28, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

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ING VP HIGH YIELD BOND PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

Notice of Special Meeting of Shareholders

of ING VP High Yield Bond Portfolio

Scheduled for July 29, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING VP High Yield Bond Portfolio (“VP High Yield Bond Portfolio”) is scheduled for July 29, 2008, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)

To approve an Agreement and Plan of Reorganization by and between VP High Yield Bond Portfolio and ING Pioneer High Yield Portfolio (“Pioneer High Yield Portfolio”), providing for the reorganization of VP High Yield Bond Portfolio with and into Pioneer High Yield Portfolio; and

(2)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on May 1, 2008, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to VP High Yield Bond Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

June 4, 2008

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PROXY STATEMENT/PROSPECTUS

June 4, 2008

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Portfolio Characteristics	10
Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios	11
Comparison of Portfolio Performance	16

COMPARISON OF FEES AND EXPENSES	19
Management Fees	19
Sub-Adviser Fees	19
Administration Fees	20
Distribution and Service Fees	20
Expense Limitation Arrangements	20
Expense Tables	20
Portfolio Expenses	22
Portfolio Transitioning	25
Key Differences in the Rights of VP High Yield Bond Portfolio’s Shareholders and Pioneer High Yield Portfolio’s Shareholders	25

INFORMATION ABOUT THE REORGANIZATION	26
The Reorganization Agreement	26
Reasons for the Reorganization	26
Board Considerations	26
Tax Considerations	27
Expenses of the Reorganization	27
Future Allocation of Premiums	27

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	28
Form of Organization	28
Advisers	28
Distributor	28
Dividends, Distributions and Taxes	29
Capitalization	30

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	31
Solicitation of Proxies	31
Voting Rights	31
Other Matters to Come Before the Special Meeting	32
Shareholder Proposals	32

APPENDICES
Appendix A - Form of Agreement and Plan of Reorganization	A-1
Appendix B - Additional Information Regarding ING Pioneer High Yield Portfolio	B-1
Appendix C - Security Ownership of Certain Beneficial and Record Owners	C-1

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PROXY STATEMENT/PROSPECTUS

June 4, 2008

PROXY STATEMENT FOR:

ING VP HIGH YIELD BOND PORTFOLIO

(A Series of ING Variable Products Trust)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

PROSPECTUS FOR:

ING PIONEER HIGH YIELD PORTFOLIO

(A Series of ING Partners, Inc.)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING VP High Yield Bond Portfolio (“VP High Yield Bond Portfolio”) to be held on July 29, 2008.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of VP High Yield Bond Portfolio with and into ING Pioneer High Yield Portfolio (“Pioneer High Yield Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of VP High Yield Bond Portfolio, are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) that will result in a transaction in which you will ultimately hold shares of Pioneer High Yield Portfolio, this Proxy Statement also serves as a Prospectus for Pioneer High Yield Portfolio.  Pioneer High Yield Portfolio is an open-end management investment company, which seeks to maximize total return through income and capital appreciation.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated June 4, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Class I prospectus of VP High Yield Bond Portfolio, dated April 28, 2008, which is incorporated by reference (File No: 033-73140); and the Class I prospectus of Pioneer High Yield Portfolio, dated April 28, 2008.  Each Portfolio’s SAI, dated April 28, 2008, is also incorporated herein by reference (for VP High Yield Bond Portfolio, File No: 033-73140; for Pioneer High Yield Portfolio, File No: 333-32575).  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  The annual report for each Portfolio for the fiscal year ended December 31, 2007 and the semi-annual report for each Portfolio for the fiscal period ended June 30, 2007 (for VP High Yield Bond Portfolio, File No: 811-08220; for Pioneer High Yield Portfolio, File No: 811-08319) are incorporated herein by reference.  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or call 1-800-992-0180.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  Also, you should consult the Class I prospectus, dated April 28, 2008, for more information about Pioneer High Yield Portfolio.

The Proposed Reorganization

At a meeting held on March 27, 2008, the Board of Trustees (the “Board”) of VP High Yield Bond Portfolio approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•      the transfer of all of the assets of VP High Yield Bond Portfolio to Pioneer High Yield Portfolio in exchange for shares of beneficial interest of Pioneer High Yield Portfolio;

•      the assumption by Pioneer High Yield Portfolio of the liabilities of VP High Yield Bond Portfolio known as of the Closing Date (as described below);

•      the distribution of shares of Pioneer High Yield Portfolio to the shareholders of VP High Yield Bond Portfolio; and

•      the complete liquidation of VP High Yield Bond Portfolio.

Shares of Pioneer High Yield Portfolio would be distributed to shareholders of VP High Yield Bond Portfolio so that each shareholder would receive a number of full and fractional shares of Pioneer High Yield Portfolio equal to the aggregate value of shares of VP High Yield Bond Portfolio held by such shareholder.

As a result of the Reorganization, each owner of Class I shares of VP High Yield Bond Portfolio would become a shareholder of Class I shares of Pioneer High Yield Portfolio.  The Reorganization is expected to be effective on September 6, 2008, or such other date as the parties may agree (the “Closing Date”).

Each shareholder will hold, immediately after the Closing Date, shares of Pioneer High Yield Portfolio having an aggregate value equal to the aggregate value of the shares of VP High Yield Bond Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•      The Portfolios have similar investment objectives;

•      VP High Yield Bond Portfolio normally invests at least 80% of its net assets in high-yield bonds (“junk bonds”), while Pioneer High Yield Portfolio normally invests at least 80% of its net assets in junk bonds and preferred stocks;

•      Pioneer High Yield Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers, while VP High Yield Bond Portfolio does not have a similar investment strategy;

•      As a principal investment strategy, Pioneer High Yield Portfolio, unlike VP High Yield Bond Portfolio, may invest in equity securities when the sub-adviser believes they offer the potential for capital appreciation or to diversify the Portfolio’s investment portfolio;

•      VP High Yield Bond Portfolio may engage in frequent and active trading to achieve its investment objective, while Pioneer High Yield Portfolio does not have a similar investment strategy;

•      VP High Yield Bond Portfolio is advised by ING Investments, LLC (“ING Investments”) and sub-advised by ING Investment Management Co. (“ING IM”), while Pioneer High Yield Portfolio is advised by Directed Services LLC (“DSL”) , also an ING affiliate, and sub-advised by Pioneer Investment Management, Inc. (“Pioneer”);

•      VP High Yield Bond Portfolio is the smaller Portfolio (approximately $89.7 million in net assets compared to $112.0 million in net assets for Pioneer High Yield Portfolio, as of December 31, 2007);

•      VP High Yield Bond Portfolio, which commenced operations on May 6, 1994 (Class I), has a longer track record than Pioneer High Yield Portfolio, which commenced operations on January 3, 2006 (Class I);

•      As a result of the Reorganization, the gross and net expenses per share of the disappearing VP High Yield Bond Portfolio are expected to decrease;

•      The purchase and redemption of shares of each Portfolio may be made by Separate Accounts of Participating Insurance Companies and by Plan Participants in a Qualified Plan; consequently, Variable Contract owners and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges and redemption of shares;

•      Each Portfolio is distributed by ING Funds Distributor, LLC (“IFD”);

•      In connection with the Reorganization, certain holdings of VP High Yield Bond Portfolio may be sold shortly prior to the Closing Date.  The sub-adviser to Pioneer High Yield Portfolio may also sell portfolio securities that it acquired from VP High Yield Bond Portfolio after the Closing Date.  In addition, both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios; and

•      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither VP High Yield Bond Portfolio nor its shareholders, nor Pioneer High Yield Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

The unaudited gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of December 31, 2007, are as follows:

Class I
Gross Expenses Before the Reorganization:
VP High Yield Bond Portfolio	0.80%
Pioneer High Yield Portfolio	0.78%

Class I
Net Expenses Before the Reorganization (After Fee Waiver):
VP High Yield Bond Portfolio(1)	0.75%
Pioneer High Yield Portfolio(1)	0.77%

Class I
After the Reorganization: Pioneer High Yield Portfolio Pro Forma
Gross estimated expenses of Pioneer High Yield Portfolio	0.77%
Net estimated expenses of Pioneer High Yield Portfolio(1)	0.72%

(1)   For each Portfolio, the investment adviser has entered into an expense limitation agreement with the respective Portfolio, under which it will limit the expenses of such Portfolio, excluding interest, taxes, brokerage and extraordinary expenses (and Acquired Fund Fees and Expenses), subject to possible recoupment by the investment adviser within three years. Pursuant to each respective agreement, the expense limit for Class I of VP High Yield Bond Portfolio is 0.71%, while the expense limit for Class I of Pioneer High Yield Portfolio is 0.75%. For each Portfolio, the expense limit will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL or ING Investments, as applicable, provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement. Net expenses of VP High Yield Bond Portfolio and Pioneer High Yield Portfolio include interest expense of 0.01% and 0.02%, respectively. The interest expense for Pioneer High Yield  Portfolio post merger is estimated to be 0.01%. Upon shareholder approval of the Reorganization, the expense limitation agreement for Pioneer High Yield Portfolio will be extended to May 1, 2011 and the expense limit for Class I of the Portfolio will be lowered to 0.71%.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at the meeting.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless after the adjournment a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VP HIGH YIELD BOND PORTFOLIO APPROVED THE PROPOSED REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between VP High Yield Bond Portfolio and Pioneer High Yield Portfolio:

	VP High Yield Bond Portfolio	Pioneer High Yield Portfolio
Investment Objective	The Portfolio seeks to provide investors with a high level of current income and total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.	Seeks to maximize total return through income and capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

•      Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high-risk) bonds, commonly referred to as “junk bonds.” The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•      High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment grade (for example, rated below BBB- by Standard & Poor’s Rating Corporation or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO.

•      The Portfolio defines high yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment grade. In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser does not rely exclusively on ratings assigned by the NRSRO.

•      The sub-adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the sub-adviser does not have restrictions on the rating level of the securities in the Portfolio’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any

•      Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and may be considered speculative.

•      The Portfolio’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed-rate, adjustable rate, floating rate, zero-coupon, contingent, deferred, payment in kind and auction rate features.

•      The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer. The Portfolio may also invest in event-linked bonds and credit default swaps.

•      Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth.

•      In determining whether an investment is appropriate for the Portfolio,

VP High Yield Bond Portfolio	Pioneer High Yield Portfolio

single investment. Maturities may vary widely depending on the sub- adviser’s assessment of interest rate trends and other economic or market factors.

•      Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets.

•      The Portfolio may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may invest in derivatives and companies of any size.

•      In choosing investments for the Portfolio, the sub-adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The sub-adviser’s approach to decision making includes contributions from individual managers responsible for specific industry sectors.

•      The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

•      The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•      The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer’s financial statements and operations and considering a security’s potential to provide income.

•      From time to time, the Portfolio may invest more than 25% of its assets in the same market segment.

•      In assessing the appropriate maturity, rating and sector weighting of the Portfolio’s investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio’s investment portfolio.

•      The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

•      The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio’s investment portfolio.

	VP High Yield Bond Portfolio	Pioneer High Yield Portfolio

Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), and in Real Estate Investment Trusts (“REITs”).

•      The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio’s return, a non-hedging strategy that may be considered speculative.

•      Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

•      Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

•      The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Investment Adviser	ING Investments	DSL

Sub-Adviser	ING IM	Pioneer

Portfolio Manager(s)	Randall Parrish, CFA	Andrew Feltus and Tracy Wright

As you can see from the chart, both Portfolios have similar investment objectives which involve seeking total return. However, there are differences between the Portfolios’ investment strategies.  VP High Yield Bond Portfolio invests at least 80% of its assets in junk bonds, while Pioneer High Yield Portfolio invests at least 80% of its assets in junk bonds and preferred stocks. Although VP High Yield Bond Portfolio may also invest in preferred stocks, Pioneer High Yield Portfolio’s 80% policy potentially gives that Portfolio more exposure to the risks and rewards of investing in preferred stocks. VP High Yield Bond Portfolio may engage in frequent and active trading to achieve its investment objective, while

Pioneer High Yield Portfolio does not implement a similar principal investment strategy. While Pioneer High Yield Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers, VP High Yield Bond Portfolio does not have a similar principal strategy. Furthermore, Pioneer High Yield Portfolio may also invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Finally, unlike VP High Yield Bond Portfolio, as a principal strategy Pioneer High Yield Portfolio may invest in equity securities when the sub-adviser believes they offer the potential for capital appreciation or to diversify the Portfolio’s investment portfolio. Please refer to the “Comparison of Portfolio Characteristics” table on the next page for more specific information regarding the characteristics of the Portfolios.

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Portfolios as of December 31, 2007:

	VP High Yield Bond Portfolio		Pioneer High Yield Portfolio
Net Assets	$89,661,243		$112,021,778

Number of Holdings	239		142

Portfolio Turnover Rate	96%		68%

Weighted Average Rating	B		B

Weighted Average Duration	3.96 years		4.50 years

As of Percentage of Assets:
A or better	1.0%		—%
BBB	1.9%		1.7%
BB	14.6%		30.6%
B	45.8%		50.3%
CCC or less	27.7%		2.3%
Not Rated	0.7%		11.7%
Cash	8.3%		3.3%
TOTAL	100.0%		100.0%

Top 5 Industries (as % of net assets)	Diversified Financial Services	12.7%	Electric	9.3%
	Media	9.4%	Oil & Gas	6.3%
	Telecommunications	7.6%	Aerospace/Defense	6.2%
	Oil & Gas	6.6%	Chemicals	6.0%
	Healthcare - Services	5.4%	Mining	4.6%

U.S. Fixed Income Securities (as a % of market value*)	$75,243,269	84.9%	$78,963,816	71.7%

U.S. Equity Securities (as a % of market value*)	$203,085	0.2%	$19,390,455	17.6%

Foreign Securities (as a % of market value*)	$6,869,336	7.8%	$8,567,940	7.8%

Top 10 Holdings (as a % of net assets)	HCA, Inc., 9.625%, due 11/15/16	1.2%	DRS Technologies, Inc., 6.875%, due 11/01/13	3.4%
	Ford Motor Co., 8.597%, due 11/29/13	1.1%	Esterline Technologies Corp., 7.750%, due 06/15/13	2.3%
	General Motors Corp., 8.375%, due 07/15/33	1.0%	Gardner Denver, Inc., 8.000%, due 05/01/13	2.3%
	Idearc, Inc., 8.000%, due 11/15/16	1.0%	Forest City Enterprises, Inc., 6.500%, due 02/01/17	2.2%
	Rural Cellular Corp., 8.124%, due 06/01/13	1.0%	Valeant Pharmaceuticals International, 7.000%, due 12/15/11	2.1%
	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	1.0%	Mueller Industries, Inc., 6.000%, due 11/01/14	2.0%
	Ford Motor Credit Co., 9.875%, due 08/10/11	1.0%	Novelis, Inc., 7.250%, due 02/15/15	1.9%
	R.H. Donnelley Corp., 6.875%, due 01/15/13	1.0%	Baldor Electric Co., 8.625%, due 02/15/17	1.7%
	Waste Services, Inc., 9.500%, due 04/15/14	0.9%	Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	1.7%
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	0.9%	CMS Energy Corp., 6.875%, due 12/15/15	1.7%

*              Excluding short-term investments.

Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

Because of the similarities between the investment objectives and strategies of the Portfolios, many of the risks of investing in VP High Yield Bond Portfolio are the same as the risks of investing in Pioneer High Yield Portfolio.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in a Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios, as disclosed in each Portfolio’s prospectus.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Corporate Debt Securities Risk.  Both Portfolios are subject to corporate debt securities risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Portfolio’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Credit Risk. Both Portfolios are subject to credit risk.  Each Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Derivatives Risk.  Both Portfolios are subject to derivatives risk. Each Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. Each Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Markets Risk.  Both Portfolios are subject to emerging markets risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Foreign Investment Risk.  Both Portfolios are subject to foreign investment risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High Yield, Lower-Grade Debt Securities Risk.  Both Portfolios are subject to high yield, lower-grade debt securities risk. High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Interest Rate Risk.  Both Portfolios are subject to interest rate risk. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Other Investment Companies Risk.  Both Portfolios are subject to other investment companies risk. The Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules & regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending Risk.  Both Portfolios are subject to securities lending risk. Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Price Volatility Risk.  VP High Yield Bond Portfolio is subject to price volatility risk. The value of the Portfolio changes as the prices of its investments go up or down. Debt and equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. The Portfolio may invest in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may invest in securities of small- and midsized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. Small- and mid- sized companies tend to be more volatile and less liquid than stocks of larger companies.

Inability to Sell Securities Risk.  VP High Yield Bond Portfolio is subject to inability to sell securities risk. High-yield securities may be less liquid than other investments and higher quality investments. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Small- and Mid- Capitalization Companies Risk.  VP High Yield Bond Portfolio is subject to small- and mid- capitalization companies risk. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Portfolio Turnover Risk.  VP High Yield Bond Portfolio is subject to portfolio turnover risk. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve their investment objectives. A high portfolio turnover rate involves greater expenses to the Portfolios, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.

Convertible Securities Risk.  Pioneer High Yield Portfolio is subject to convertible securities risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  Pioneer High Yield Portfolio is subject to credit derivatives risk. The Portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Debt Securities Risk.  Pioneer High Yield Portfolio is subject to debt securities risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Pioneer High Yield Portfolio is subject to depositary receipts risk. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Equity Securities Risk.  Pioneer High Yield Portfolio is subject to equity securities risk. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Leveraging Risk.  Pioneer High Yield Portfolio is subject to leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s assets.

Liquidity Risk.  Pioneer High Yield Portfolio is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. the Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Manager Risk.  Pioneer High Yield Portfolio is subject to manager risk. The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. The sub-adviser could do a poor job in executing an investment strategy. The sub-adviser may use the investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced. Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, a portfolio that is characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  Pioneer High Yield Portfolio is subject to market and company risk. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk.  Pioneer High Yield Portfolio is subject to mortgage-related securities risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

Prepayment or Call Risk.  Pioneer High Yield Portfolio is subject to prepayment or call risk. Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security’s expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only “stripped” securities can be particularly volatile when interest rates change. If the Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Real Estate Investment Trusts Risk.  Pioneer High Yield Portfolio is subject to real estate investment trusts risk. Investing in REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sector Risk.  Pioneer High Yield Portfolio is subject to sector risk. A sector is a group of selected industries, such as technology. The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a portfolio that has securities representing a broader range of investments.

Value Investing Risk.  Pioneer High Yield Portfolio is subject to value investing risk. The Portfolio may invest in “value” stocks. The sub-adviser may be wrong in its assessment of a company’s value and the stocks the Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, the Portfolio’s relative performance may suffer.

Zero-Coupon Risk.  Pioneer High Yield Portfolio is subject to zero-coupon risk. Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

Comparison of Portfolio Performance

Set forth below is the performance information for each Portfolio.  The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of a broad measure of market performance for the same period.

The bar chart shows the performance of VP High Yield Bond Portfolio’s Class I for each year since inception. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare VP High Yield Bond Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

VP High Yield Bond Portfolio

Calendar Year-by-Year Returns(1)(2)

(1)           These figures are for the year ended December 31 of each year.  They do not reflect expenses or changes which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)           During the period shown in the chart, the Portfolio’s best quarterly performance was 5.97% for the 4th quarter of 2001, and the Portfolio’s worst quarterly performance was (7.97)% for the 3rd quarter of 1998.

Comparison of Portfolio Performance

The bar chart shows the performance of Pioneer High Yield Portfolio’s Class I for the first full calendar year of operations.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare Pioneer High Yield Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Pioneer High Yield Portfolio

Calendar Year-by-Year Returns(%)(1)(2)(3)

(1)     These figures are for the year ended December 31, 2007.  They do not reflect expenses or changes which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)     Class I shares commenced operations on January 3, 2006.

(3)     During the period shown in the chart, the Portfolio’s best quarterly performance was 4.05% for the 1st quarter of 2007, and the Portfolio’s worst quarterly performance was (0.58)% for the 4th quarter of 2007.

Average Annual Total Return

(For the periods ended December 31, 2007)

	1 Year	5 Years (Or life of Class)		10 Years (Or life of Class)
VP High Yield Bond Portfolio(1)
Class I	2.19%	7.55%		2.13%
Lehman Brothers® High Yield Bond Index (reflects no deduction for fees or expenses) (2)	1.87%	10.90%		5.51%
Lehman Brothers® High Yield Bond —2% Issuer Constrained Composite Index (reflects no deduction for fees, expenses or taxes) (3)	2.26%	10.75%		5.59%
Pioneer High Yield Portfolio
Class I	6.15%	7.22	%(4)	N/A
Merrill Lynch High Yield Master II Index(5)	2.19%	6.87	%(6)	N/A
Merrill Lynch Convertible Bonds (Speculative Quality) Index(7)	1.54%	9.05	%(6)	N/A

(1)   No performance information for ADV Class and Class S of VP High Yield Bond Portfolio is shown because these classes were dissolved on March 31, 2008.

(2)   The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

(3)   The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. The Composite Index more closely tracks the types of securities in which the Portfolio invests than the Lehman Brothers® High Yield Bond Index. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

(4)   Class I shares commenced operations January 3, 2006.

(5)   The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

(6)   The index returns are for the period beginning January 1, 2006.

(7)   The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.  The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Additional information regarding Pioneer High Yield Portfolio is included in Appendix B to this Proxy Statement/ Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Portfolios.  For further information on the fees and expenses of Pioneer High Yield Portfolio, see “Appendix B: Additional Information Regarding ING Pioneer High Yield Portfolio.”

Management Fees

                VP High Yield Bond Portfolio pays ING Investments, and Pioneer High Yield Portfolio pays DSL, a management fee, payable monthly, based on the average daily net assets of the respective Portfolio.  The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a % of Net Assets)
VP High Yield Bond Portfolio(1)

0.58% on the first $200 million of the Portfolio’s average daily net assets;
0.55% on the next $300 million of the Portfolio’s average daily net assets;
0.50% on the next $500 million of the Portfolio’s average daily net assets; and
0.45% of the Portfolio’s average daily net assets in excess of $1 billion.

Pioneer High Yield Portfolio

0.60% of the first $5 billion of the Portfolio’s average daily net assets;
0.50% of the next $2 billion of the Portfolio’s average daily net assets;
0.40% of the next $2 billion of the Portfolio’s average daily net assets; and
0.30% of the Portfolio’s average daily net assets in excess of $9 billion.

(1)   To seek to achieve a return on uninvested cash or for other reasons, the Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s sub-adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

If the Reorganization is approved by shareholders, Pioneer High Yield Portfolio will continue to pay the same management fee currently in place.  For more information regarding the management fees for each Portfolio, please see the SAI of each Portfolio, dated April 28, 2008.

Sub-Adviser Fees

ING Investments pays ING IM and DSL pays Pioneer, the sub-adviser to VP High Yield Bond Portfolio and Pioneer High Yield Portfolio, respectively, a sub-advisory fee, payable monthly, based on the average daily net assets of each respective Portfolio.  The following table shows the aggregate annual sub-advisory fee paid by each adviser to the sub-adviser, as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Sub-Adviser Fees (as a % of Net Assets)
VP High Yield Bond Portfolio	0.2610% of the first $200 million of assets 0.2475% of the next $300 million of assets 0.2250% on the next $500 million of assets 0.2025% of the assets in excess of $1 billion.

Pioneer High Yield Portfolio	0.35% on the first $250 million in assets; and 0.30% thereafter.

If the Reorganization is approved by shareholders, DSL will continue to pay Pioneer, the sub-adviser to Pioneer High Yield Portfolio, a sub-advisory fee, payable monthly, based on the average daily net assets of the Portfolio pursuant to the following fee schedule:

Portfolio	Sub-Adviser Fees (as a % of Net Assets)

Pioneer High Yield Portfolio	0.30% on the first $500 million in assets; and 0.25% thereafter.

Administration Fees

Pursuant to an administrative services agreement between ING Variable Products Trust (“IVPT”), on behalf of VP High Yield Bond Portfolio, and ING Funds Services, LLC (“IFS”), IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio’s other service providers.  As compensation for its services, IFS receives a monthly fee from the Portfolio.  The fee is computed daily and payable monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

Pursuant to an administrative services agreement between ING Partners, Inc. (“IPI”), on behalf of Pioneer High Yield Portfolio, and IFS, IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio’s other service providers.  As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.10% of the Portfolio’s average daily net assets.

If the Reorganization is approved by shareholders, Pioneer High Yield Portfolio will continue to pay the current fee for administrative services.

Distribution and Service Fees

The Class I shares of each Portfolio are not subject to distribution (12b-1) and/or service fees.

Expense Limitation Arrangements

ING Investments has entered into a written expense limitation agreement with IVPT, on behalf of VP High Yield Bond Portfolio, under which ING Investments will limit the expenses of the Portfolio, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by ING Investments within three years.  Pursuant to this agreement, the expense limit for the Portfolio is 0.71% for Class I. The expense limitation agreement will continue through at least May 1, 2009.  The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.

DSL has entered into a written expense limitation agreement with IPI, on behalf of Pioneer High Yield Portfolio, under which DSL will limit the expenses of the Portfolio, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years.  Pursuant to this agreement, the expense limit for the Portfolio is 0.75% for Class I. The expense limitation agreement will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.

Upon shareholder approval of the Reorganization, DSL will extend the expense limitation agreement for Pioneer High Yield Portfolio to May 1, 2011 and the expense limit for Class I of the Portfolio will be lowered to 0.71%. There is no guarantee that the expense limit will continue after this date.

Expense Tables

As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees.  The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contract or under your Qualified Plan.

Transaction Fees on New Investments

(fees paid directly from your investment)

	VP High Yield Bond Portfolio	Pioneer High Yield Portfolio
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	N/A	N/A

Neither VP High Yield Bond Portfolio nor Pioneer High Yield Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

Portfolio Expenses

The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table.  Expenses are based upon the operating expenses incurred by the Portfolios for the period ended December 31, 2007.  Pro forma fees show estimated fees of Pioneer High Yield Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes.  Pro forma numbers are estimated in good faith and are hypothetical.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

As of December 31, 2007 (1)(2)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Servicing Fees	Admin. Services Fee	Other Expenses	Acquired Fund Fees and Expenses(3)		Total Portfolio Operating Expenses(4)	Waivers, Reimbursement, and Recoupment(5)	Net Expenses
Class I

VP High Yield Bond Portfolio	0.58%	0.00%	0.10%	0.09%	0.03%		0.80%	(0.05)%	0.75%

Pioneer High Yield Portfolio	0.60%	0.00%	0.10%	0.08%	0.00	%(6)	0.78%	(0.01)%	0.77%

Pioneer High Yield Portfolio (Surviving Fund After the Reorganization) (Estimated Pioneer High Yield Portfolio Pro Forma) (Unaudited)	0.60%	0.00%	0.10%	0.07%	0.00	%(6)	0.77%	(0.05)%	0.72%

(1)                  The fiscal year end for each Portfolio is December 31.  This table shows the estimated operating expenses for shares of the Portfolios, as a ratio of expenses to average daily net assets.  These ratios are based on each Portfolio’s actual operating expenses as of December 31, 2007, as adjusted for contractual changes and waivers, if any.

(2)                  Annual portfolio operating expenses are not shown for ADV Class and Class S of VP High Yield Bond Portfolio because these classes were dissolved on March 31, 2008.

(3)                  The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly.  These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the acquired funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolios allocation of assets to, and the annualized net expenses of, the particular acquired funds.  The impact of these fees and expenses is shown in “Net Expenses.”

(4)                  The Total Portfolio Operating Expenses shown may be higher than a Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolios and do not include Acquired Fund Fees and Expenses.

(5)                  For each Portfolio, the investment adviser has entered into an expense limitation agreement with the respective Portfolio, under which it will limit the expenses of such Portfolio, excluding interest, taxes, brokerage and extraordinary expenses (and Acquired Fund Fees and Expenses), subject to possible recoupment by the investment adviser within three years. Pursuant to each respective agreement, the expense limit for Class I of VP High Yield Bond Portfolio is 0.71%, while the expense limit for Class I of Pioneer High Yield Portfolio is 0.75%. For each Portfolio, the expense limits will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL or ING Investments, as applicable, provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.  Upon shareholder approval of the Reorganization, the expense limitation agreement for Pioneer High Yield Portfolio will be extended to May 1, 2011 and the expense limit for Class I of the Portfolio will be lowered to 0.71%.

(6)                   Amount represents less than 0.01% and is included in “Other Expenses.”

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio.  The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	VP High Yield Bond Portfolio(1)				Pioneer High Yield Portfolio(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class I	$77	$250	$439	$985	$79	$248	$432	$965

	Estimated Pioneer High Yield Portfolio Pro Forma: the Portfolios Combined(2)
	1 Year	3 Years	5 Years	10 Years
Class I	$74	$236	$418	$945

(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of three-, five-, and ten-year periods.

(2)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one- year period and the first two years of the three-, five- and ten-year periods.

Portfolio Transitioning

If the Reorganization is approved by shareholders, the adviser or sub-adviser to VP High Yield Bond Portfolio may sell all or a portion of the Portfolio’s holdings shortly prior to the Closing Date to transition its portfolio holdings to Pioneer High Yield Portfolio. The proceeds of such sales may be held in temporary investments or invested in assets that Pioneer High Yield Portfolio may hold or wish to hold.  After the Closing Date, the sub-adviser to Pioneer High Yield Portfolio may also sell portfolio securities that it acquired from VP High Yield Bond Portfolio, and Pioneer High Yield Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  Both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and ETFs, and enter into and close futures contracts or other derivative transactions.  During the transition period, VP High Yield Bond Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  Furthermore, such sales and purchases may be made at a disadvantageous time, would result in increased transactional costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios.

Key Differences in the Rights of VP High Yield Bond Portfolio’s Shareholders and Pioneer High Yield Portfolio’s Shareholders

VP High Yield Bond Portfolio is organized as a series of IVPT, a Massachusetts business trust that is governed by a Declaration of Trust and Bylaws.  Pioneer High Yield Portfolio is organized as a series of IPI, a Maryland corporation that is governed by its Articles of Incorporation and Bylaws. Key differences under VP High Yield Bond Portfolio’s Declaration of Trust/Bylaws and Pioneer High Yield Portfolio’s Articles of Incorporation/Bylaws are presented below.

VP High Yield Bond Portfolio	Pioneer High Yield Portfolio

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares.

At any meeting of shareholders duly called for the purpose, shareholders have the power to elect and remove Directors by the vote of a majority of all the shares entitled to vote. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term.

The Trust or any Series of the Trust may be terminated by an instrument writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the Trust or Series outstanding and entitled to vote, at any meeting of Shareholders.

The liquidation of the Portfolio in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act.

Because VP High Yield Bond Portfolio is organized as a series of a Massachusetts business trust and Pioneer High Yield Portfolio is organized as a series of a Maryland corporation, there are some differences between the rights of shareholders of the Portfolios.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of a business trust.  VP High Yield Bond Portfolio’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio.  As such, shareholders of VP High Yield Bond Portfolio have no personal liability for the Portfolio’s acts or obligations.  Under Maryland law, shareholders of Pioneer High Yield Portfolio have no personal liability for the Portfolio’s acts or obligations.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of VP High Yield Bond Portfolio in exchange for shares of beneficial interest of Pioneer High Yield Portfolio and the assumption by Pioneer High Yield Portfolio of VP High Yield Bond Portfolio’s known liabilities, as set forth in that Portfolio’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Pioneer High Yield Portfolio to shareholders of VP High Yield Bond Portfolio, as provided for in the Reorganization Agreement.  VP High Yield Bond Portfolio will then be liquidated.

Each shareholder of Class I shares of VP High Yield Bond Portfolio will hold, immediately after the Closing Date, Class I shares of Pioneer High Yield Portfolio having an aggregate value equal to the aggregate value of the shares of VP High Yield Bond Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Pioneer High Yield Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of VP High Yield Bond Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  ING Investments and DSL also believe that the reorganizations may benefit portfolio shareholders by resulting in surviving portfolios with a greater asset base.  This is expected to provide greater investment opportunities for each surviving portfolio and the potential to take larger portfolio positions.

The proposed Reorganization was presented for consideration to the Boards of Directors/Trustees of the Portfolios at a meeting held on March 27, 2008.  The Directors/Trustees of each Portfolio, including all of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of such Portfolio and its shareholders.

The Reorganization will allow VP High Yield Bond Portfolio’s shareholders to participate in a professionally managed portfolio that seeks to maximize total return through income and capital appreciation.  Additionally, the proposed Reorganization will result in lower gross and net expenses for shareholders of the disappearing VP High Yield Bond Portfolio.

Board Considerations

The Board of Trustees of VP High Yield Bond Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•      the plans of management to reduce overlap in funds in the ING Funds complex;

•      management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•      the potential benefits of the proposed Reorganization to VP High Yield Bond Portfolio’s shareholders, including that the surviving Portfolio would have a significantly larger asset base and should be better positioned to achieve economies of scale;

•      the expense ratios and information regarding fees and expenses of VP High Yield Bond Portfolio, including that after the proposed Reorganization, the gross and net expenses for shareholders of the disappearing VP High Yield Bond Portfolio are expected to decrease;

•      the relative investment performance of the Portfolios, including that VP High Yield Bond Portfolio has underperformed its primary benchmark in total returns;

•      that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the Separate Accounts or the Qualified Plans) or the interests of Variable Contract owners or Plan Participants;

•      the comparability of investment objectives, policies, restrictions, management and portfolio holdings of the Portfolios, including that each Portfolio has similar investment objectives;

•      the direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization; and

•      that if the Reorganization is approved by shareholders, certain holdings of VP High Yield Bond Portfolio may be sold shortly prior to the Closing Date and certain portfolio securities that Pioneer High Yield Portfolio acquired from VP High Yield Bond Portfolio may also be sold after the Closing Date as described more fully in “Portfolio Transitioning” on page 25.

The Board of VP High Yield Bond Portfolio recommends that shareholders approve the Reorganization with Pioneer High Yield Portfolio.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, pursuant to this treatment, neither VP High Yield Bond Portfolio nor its shareholders, nor Pioneer High Yield Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, VP High Yield Bond Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be will be shared equally between VP High Yield Bond Portfolio and DSL (or an affiliate of DSL).  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Future Allocation of Premiums

Shares of VP High Yield Bond Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to VP High Yield Bond Portfolio will be allocated to Pioneer High Yield Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

VP High Yield Bond Portfolio is organized as a separate series of IVPT, an open-end management investment company organized as a Massachusetts business trust.  IVPT is governed by a Board of Trustees consisting of ten members.  For more information on the history of IVPT, see the SAI of VP High Yield Bond Portfolio.

Pioneer High Yield Portfolio is organized as a separate series of IPI, an open-end management investment company organized as a Maryland corporation.  IPI is governed by a Board of Directors consisting of ten members.  For more information on the history of IPI, see the SAI of Pioneer High Yield Portfolio.

Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to VP High Yield Bond Portfolio.  ING Investments has overall responsibility for the management of the Portfolio.  ING Investments provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  ING Investments is registered with the SEC as an investment adviser.  As of December 31, 2007, ING Investments managed approximately $54 billion in assets.  ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

DSL, a Delaware limited liability company, serves as the investment adviser to Pioneer High Yield Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2007, DSL managed over $47.4 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

Each of ING Investments and DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments has engaged ING IM as sub-adviser to VP High Yield Bond Portfolio, to provide the day-to-day management of the Portfolio.  ING Investments is responsible for monitoring the investment programs and performance of the sub-adviser with respect to the Portfolio.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Portfolio’s Board or ING Investments.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or ING Investments may assume day-to-day investment management of the Portfolio. ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Portfolio’s assets and the purchase and sale of portfolio securities.

DSL has engaged Pioneer as sub-adviser to Pioneer High Yield Portfolio, to provide the day-to-day management of the Portfolio.  DSL is responsible for monitoring the investment programs and performance of the sub-adviser with respect to the Portfolio.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Portfolio’s Board of Directors or DSL.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the Portfolio. DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Portfolio’s assets and the purchase and sale of portfolio securities.

For information regarding the basis for the Board of Directors/Trustees’ approval of portfolio management relationships, please refer to each Portfolio’s annual report for the fiscal year ended December 31, 2007.

Distributor

IFD serves as the distributor for the Portfolios.  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and is a member of FINRA.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from Directed Services, Inc. (“DSI”), the predecessor to DSL, to IFD.  As a result of this transfer, IFD assumed all contractual obligations and became the sole distributor for the Portfolios.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends, Distributions and Taxes

Each Portfolio distributes to its Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year. Pioneer High Yield Portfolio distributes capital gains, if any, at least once annually, while VP High Yield Bond Portfolio declares dividends daily and pays dividends quarterly.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the Participating Insurance Company’s Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by VP High Yield Bond Portfolio’s shareholders, then as soon as practicable before the Closing Date, VP High Yield Bond Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2007, and on a pro forma basis as of December 31, 2007, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
VP High Yield Bond Portfolio
ADV Class(1)	$961	$2.87	335
Class I	$89,659,328	$2.88	31,161,676
Class S(1)	$954	$2.88	331
Pioneer High Yield Portfolio
ADV Class	$1,018,359	$10.23	99,591
Class I	$105,104,665	$10.25	10,250,524
Class S	$5,898,754	$10.25	575,495
Pro Forma – Pioneer High Yield Portfolio (including VP High Yield Bond Portfolio)
ADV Class(1)(2)	$1,019,320	$10.23	99,640
Class I(3)	$194,704,493	$10.25	18,995,560
Class S(1)(2)	$5,899,708	$10.25	575,588

(1)   ADV Class and Class S of VP High Yield Bond Portfolio were dissolved on March 31, 2008.  However, for the purposes of this capitalization table, ADV Class is shown merging into ADV Class of Pioneer High Yield Portfolio and Class S is shown merging into Class S of Pioneer High Yield Portfolio.

(2)   Reflects net retired shares of VP High Yield Bond Portfolio of (286), (22,416,640) and (238) for ADV Class and Classes I and S, respectively.

(3)   Reflects adjustment for estimated one time merger expense of ($59,500) for Class I.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about June 4, 2008.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the online directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with VP High Yield Bond Portfolio, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of VP High Yield Bond Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote VP High Yield Bond Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.

Each shareholder of VP High Yield Bond Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of VP High Yield Bond Portfolio at the close of business on May 1, 2008 (the “Record Date”) will be entitled to be present and give voting instructions for VP High Yield Bond Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on July 28, 2008.  As of the Record Date, the following shares of beneficial interest of VP High Yield Bond Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class I	31,031,212.889
Total	31,031,212.889

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at the meeting.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless after the adjournment a new record date is fixed. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

To the knowledge of ING Investments and DSL, as of May 1, 2008, no current Director/Trustee owns 1% or more of the outstanding shares of either Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Portfolio.

Appendix C hereto lists the persons that, as of May 1, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of VP High Yield Bond Portfolio or Pioneer High Yield Portfolio.

Other Matters to Come Before the Special Meeting

VP High Yield Bond Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

VP High Yield Bond Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by VP High Yield Bond Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.,
Secretary

June 4, 2008
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 27th day of March, 2008, by and between ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Company”), on behalf of its series, ING Pioneer High Yield Portfolio (the “Acquiring Portfolio”), and ING Variable Products Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Trust”), on behalf of its series, ING VP High Yield Bond Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Initial Class (“Class I”) voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.          Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class I Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Class I shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Portfolio, to the Company, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class I shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to Class I of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of Class I of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of Class I Acquiring Portfolio Shares to be so credited to Class I Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class I Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class I shares of the Acquired Portfolio will represent a number of Class I Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class I Acquiring Portfolio Shares in connection with such exchange.

1.5.          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.             VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.2.          The net asset value of a Class I Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.3.          The number of the Class I Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class I assets shall be determined by dividing the value of the net assets with respect to the Class I shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class I Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be September 6, 2008 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the

Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.          The Acquired Portfolio shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Portfolio shall direct DST Systems, Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class I shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Portfolio, represents and warrants to the Company as follows:

(a)           The Acquired Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)            The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2007, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)          All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Trust as follows:

(a)           The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used since inception to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)            The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since December 31, 2007, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)            All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring

Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           Class I Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.             COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the Class I Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class I Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          The Trust, on behalf of the Acquired Portfolio, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) the Company’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’ election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

6.3.          The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class I Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          The Trust shall have delivered to the Company a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.          The Trust shall have delivered to the Company on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

7.4.          The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class I Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Company.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.             BROKERAGE FEES AND EXPENSES

9.1.          The Trust, on behalf of the Acquired Portfolio, and the Company, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser) and (ii) the Acquired Portfolio.  The costs of the

Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.          TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 31, 2009, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class I Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.          NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Partners, Inc. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 Attn: Huey P. Falgout, Jr.	ING Variable Products Trust 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 Attn: Huey P. Falgout, Jr.

With a copy to: Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006 Attn: Jeffrey S. Puretz.

With a copy to: Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006 Attn: Jeffrey S. Puretz.

14.          HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as provided in the Declaration of Trust of the Trust or the Articles of Incorporation of the Company, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING VARIABLE PRODUCTS TRUST, on behalf of its

ING VP High Yield Bond Portfolio series

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Senior Vice President

ING PARTNERS, INC., on behalf of its

ING Pioneer High Yield Portfolio series

By:	/s/ Michael J. Roland

Name:	Michael J. Roland

Title:	Executive Vice President

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APPENDIX B

ADDITIONAL INFORMATION REGARDING
ING PIONEER HIGH YIELD PORTFOLIO
(THE “PORTFOLIO”)

Interests of the Holders of Variable Insurance Contracts and Polices and Qualified Retirement Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to qualified pension and retirement plans (“Qualified Plans”).  The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury regulations.  The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors.  However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.  The Board of Directors (“Board”) directed Directed Services LLC, the Portfolio’s adviser (“DSL” or the “Adviser”), to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.  If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.  The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Portfolio is open for business every day the NYSE is open.  The NYSE is closed on all weekends and on national holidays and Good Friday.  Portfolio shares will not be priced on those days.  The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  Securities prices may be obtained from automated pricing services.  Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company.  The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.  Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated.  As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  securities of an issuer that has entered into a restructuring;

•                  securities whose trading has been halted or suspended;

•                  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  securities that are restricted to transfer or resale.

The Portfolio or the Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.  When an insurance company’s Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent.  In order to receive that day’s price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close.  The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order.  The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the Adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolio.  On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between  IPI and ILIAC.

As of December 31, 2007, DSL managed approximately $47.4 billion in registered investment company assets.  The principal address of DSL is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s investment portfolio pursuant to a sub-advisory agreement.  DSL is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either DSL or the Portfolio’s Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolio.

Sub-Adviser and Portfolio Managers

DSL, the Adviser, has engaged has engaged Pioneer Investment Management Inc. (“Pioneer” or the “Sub-Adviser”), whose principal offices are located at 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to Pioneer High Yield Portfolio. Pioneer is an indirect, wholly-owned subsidiary of Unicredito Italiano S.p.A. As of December 31, 2007, assets under management were approximately $312 billion worldwide, including over $78 billion in assets under management by Pioneer.

Andrew Feltus and Tracy Wright (each a “Portfolio Manager”) are jointly responsible for the day-to-day management of the Portfolio and have served in that capacity since April 2007. Mr. Feltus and Ms. Wright are supported by the fixed-income team. Members of this team manage other Pioneer funds investing primarily in fixed-income securities. The portfolio mangers may also draw upon the research and investment management expertise of the global research team. The composition of the team may change without notice from time to time.

Mr. Feltus, a vice president of Pioneer joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer as an analyst in 2004. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors from 2001 - 2004.

Pioneer, subject to the supervision of the Adviser and the Board, is responsible for managing the assets of the Portfolio in accordance with the Portfolio’s investment objective and policies. Pioneer pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

DSL has overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and the Portfolio’s investment objective.

DSL pays Pioneer a fee at an annual rate based on the average daily net asset value of the Portfolio. DSL pays the sub-advisory fee out of its advisory fee.

The Portfolio’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager’s ownership of securities in the Portfolio.

Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”).  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

On December 31, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolio.

IFD is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Additional Information Regarding the Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Initial Class (“Class I”), and Service Class (“Class S”) shares.  The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services.   All classes of the Portfolio have a common investment objective and investment portfolio. ADV Class and Class S shares are not offered in this Prospectus.

Purchase and Redemption of Shares

The Portfolio’s shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds.  In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds.  From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.  The

Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions.  So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, or under the terms of an exemptive order granted by the SEC.

Shareholder Servicing Plan and Plan of Distribution

IPI has adopted a Plan of Distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) for the ADV Class shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to IFD as the Fund’s Distributor. IFD may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of its average daily net assets attributable to its ADV Class shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

IPI has also adopted a Shareholder Servicing Plan (“Service Plan”) for the ADV Class and Class S shares of the Portfolio.  The Service Plan allows IPI to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to ADV Class and Class S shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolio.  Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its ADV Class and Class S shares.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading.  With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on Portfolio performance.

A Portfolio that invests in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a Portfolio which does not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, a Portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s investment portfolio securities is available in the Portfolio’s SAI.  The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.  The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1).  The Portfolio’s investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Portfolio’s website is located at www.ingfunds.com.

How ING Compensates Entities Offering the Portfolio as an Investment Option in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies.  In addition to paying fees under the Portfolio’s Distribution Plan, the Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies.  The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies.  The Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio.  These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD.  IFD has entered into such agreements with non-affiliated insurance companies.  Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%.  This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company’s Variable Contracts.  As of April 28, 2008, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America.  ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization.  These methods may take the form of cash payments to affiliates.  These methods do not impact the costs incurred when investing in the Portfolio.  Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners.  None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements.  Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive.  Please make sure you read fully the prospectus and discuss any questions you have with your agent or broker.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.  The Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Pioneer High Yield Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31, 2007		January 3, 2006(1) to December 31, 2006

Per Share Operating Performance:

Net asset value, beginning of period	$10.22		10.00

Income from investment operations:

Net investment income	$0.59	*	0.57	*

Net realized and unrealized gain on investments	$0.03		0.23

Total from investment operations	$0.62		0.80

Less distributions:

Net investment income	$0.59		0.55

Net realized gains on investments	$—		0.03

Total distributions	$0.59		0.58

Net asset value, end of period	$10.25		10.22

Total Return(2)%	6.15		8.24

Ratios and Supplemental Data:

Net assets, end of period (000’s)	$105,105		119,959

Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%	0.78		0.80

Net expenses after expense reimbursement(3)(4)%	0.77		0.73

Net investment income after expense reimbursement(3)(4)%	5.67		5.70

Portfolio turnover rate %	68		20

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

APPENDIX C

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of May 1, 2008:

ING VP High Yield Bond Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
Reliastar Life Insurance Co FBO Select Life 1 Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	37.7% Class I; Beneficial	37.7%	13.7%
Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	32.0% Class I; Beneficial	32.0%	11.6%
ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	29.5% Class I; Beneficial	29.5%	10.8%

ING Pioneer High Yield Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
Reliastar Life Insurance Co FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	96.1% Class A; Beneficial	0.6%	0.4%
ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	44.7% Class I; Beneficial	43.3%	27.5%
ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	28.2% Class I; Beneficial	27.4%	17.4%
ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	22.3% Class I; Beneficial	21.6%	13.7%
Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	96.3% Class S; Beneficial	2.4%	1.6%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on May 1, 2008.

C-1

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3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 29, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING VP High Yield Bond Portfolio and ING Pioneer High Yield Portfolio, providing for the reorganization of ING VP High Yield Bond Portfolio with and into ING Pioneer High Yield Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING VP HIGH YIELD BOND PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on July 29, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING VP High Yield Bond Portfolio and ING Pioneer High Yield Portfolio, providing for the reorganization of ING VP High Yield Bond Portfolio with and into ING Pioneer High Yield Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING PARTNERS, INC.

Statement of Additional Information

June 4, 2008

Acquisition of the Assets and Liabilities of: ING VP High Yield Bond Portfolio (A Series of ING Variable Products Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Pioneer High Yield Portfolio (A Series of ING Partners, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Partners, Inc. (“SAI”) is available to the shareholders of ING VP High Yield Bond Portfolio, a series of ING Variable Products Trust, in connection with a proposed transaction whereby all of the assets and known liabilities of ING VP High Yield Bond Portfolio will be transferred to ING Pioneer High Yield Portfolio, a series of ING Partners, Inc., in exchange for shares of ING Pioneer High Yield Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements; (iii) the Portfolio Manager’s Report for ING Pioneer High Yield Portfolio; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.                           The SAI for ING VP High Yield Bond Portfolio, dated April 28, 2008, as filed on April 25, 2008 (File No: 033-73140) and the SAI for ING Pioneer High Yield Portfolio, as supplemented, dated April 28, 2008, as filed on April 25, 2008 (File No: 333-32575).

2.                           The Financial Statements of ING VP High Yield Bond Portfolio included in the Annual Report dated December 31, 2007, as filed on March 4, 2008 and the Semi-Annual Report dated June 30, 2007, as filed on September 5, 2007 (File No: 811-08220) and the Financial Statements of  ING Pioneer High Yield Portfolio included in the Annual Report dated December 31, 2007, as filed on March 4, 2008 and the Semi-Annual Report dated June 30, 2007, as filed on September 5, 2007 (No: 811-08319).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated June 4, 2008, relating to the Reorganization of VP High Yield Bond Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Prospectus/Proxy.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING VP High Yield Bond Portfolio will be transferred to ING Pioneer High Yield Portfolio, in exchange for shares of Pioneer High Yield Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of December 31, 2007.  The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by Notes to the Pro Forma Financial Statements.

2

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING
	VP High Yield	Pioneer High		Pro Forma
	Bond Portfolio	Yield Portfolio	Pro Forma	Combined
	(Disappearing)	(Survivor)	Adjustments	(Unaudited)
ASSETS:
Investments in securities at value*	$82,315,690	$106,922,211		$189,237,901
Short-term investments in affiliates at amortized cost	6,100,000	—		6,100,000
Short-term investments at amortized cost	213,000	3,161,464		3,374,464
Cash	—	1,284,164		1,284,164
Receivables:
Investment securities sold	2,027,685	—		2,027,685
Fund shares sold	37,188	272,694		309,882
Dividends and interest	1,729,180	1,426,448		3,155,628
Unrealized appreciation on swap agreements	267,352	—		267,352
Reimbursement due from manager	—	2,902		2,902
Total assets	92,690,095	113,069,883		205,759,978

LIABILITIES:
Payable for investment securities purchased	535,991	865,506		1,401,497
Payable for fund shares redeemed	199,660	69,243		268,903
Upfront payments received on swap agreements	163,987	—		163,987
Unrealized depreciation on swap agreements	123,947	—		123,947
Income distribution payable	1,869,070	1,467		1,870,537
Payable to affiliates	59,679	67,678		127,357
Payable to custodian due to bank overdraft	25,363	—		25,363
Payable for trustee / director fees	3,903	1,783		5,686
Other accrued expenses and liabilities	47,252	42,428	59,500	149,180
Total liabilities	3,028,852	1,048,105	59,500	4,136,457
NET ASSETS	$89,661,243	$112,021,778	$(59,500)	$201,623,521

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$99,632,705	$108,273,979		$207,906,684
Undistributed net investment income (distributions in excess of net investment income)	(4,924)	5,483	(59,500)	(58,941)
Accumulated net realized gain (loss) on investments and swaps	(6,321,191)	3,564,509		(2,756,682)
Net unrealized appreciation or depreciation on investments	(3,645,347)	177,807		(3,467,540)
NET ASSETS	$89,661,243	$112,021,778	$(59,500)	$201,623,521

*Cost of investments in securities	$86,104,442	$106,744,404			$192,848,846

Class ADV:
Net assets	$961	$1,018,359			$1,019,320
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.01	$0.001			$0.001
Shares outstanding	335	99,591	(286	)(B)	99,640
Net asset value and redemption price per share	$2.87	$10.23			$10.23

Class I:
Net assets	$89,659,328	$105,104,665	$(59,500	)(A)	$194,704,493
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.01	$0.001			$0.001
Shares outstanding	31,161,676	10,250,524	(22,416,640	)(B)	18,995,560
Net asset value and redemption price per share	$2.88	$10.25			$10.25

Class S:
Net assets	$954	$5,898,754			$5,899,708
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.01	$0.001			$0.001
Shares outstanding	331	575,495	(238	)(B)	575,588
Net asset value and redemption price per share	$2.88	$10.25			$10.25

(A)   Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).

(B)   Reflects net retired shares of ING VP High Yield Bond Portfolio.  Calculation: Net Assets ÷ NAV per share

See Accompanying Notes to Financial Statements

3

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING
	VP High Yield	Pioneer High			Pro Forma
	Bond Portfolio	Yield Portfolio	Pro Forma		Combined
	Portfolio (Disappearing)	Portfolio (Survivor)	Adjustments		(Unaudited)
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$63,123	$352,888			$416,011
Interest (1)	8,357,926	7,539,870			15,897,796
Securities lending income	—	—			—
Total investment income	8,421,049	7,892,758	—		16,313,807

EXPENSES:
Investment management fees	559,310	734,865	19,280	(A)	1,313,455
Distribution and service fees:
Class ADV	8	4,756			4,764
Class S	4	20,504			20,508
Transfer agent fees	569	836	(200	)(B)	1,205
Administrative service fees	96,432	122,476			218,908
Shareholder reporting expense	25,511	17,250	(8,950	)(B)	33,811
Registration fees	149	—			149
Professional fees	23,360	18,266	(9,350	)(B)	32,276
Custody and accounting expense	23,725	18,755	(8,300	)(B)	34,180
Trustee/Director fees	2,555	4,359			6,914
Miscellaneous expense	4,426	34,684			39,110
Interest expense	7,613	—			7,613
Total expenses	743,662	976,751	(7,520)		1,712,893
Less:
Net waived and reimbursed fees	(51,154)	(2,872)	(55,430	)(A)	(109,456)
Brokerage commission recapture	—	—			—
Net expenses	692,508	973,879	(62,950)		1,603,437
Net investment income	7,728,541	6,918,879	62,950		14,710,370

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS:
Net realized gain on:
Investments	773,721	3,593,207			4,366,928
Swaps	202,544	—			202,544
Net realized gain on investments and swaps	976,265	3,593,207	—		4,569,472
Net change in unrealized appreciation or depreciation on:
Investments	(6,293,621)	(2,411,487)			(8,705,108)
Swaps	145,899	—			145,899
Net change in unrealized appreciation or depreciation on investments, and swaps	(6,147,722)	(2,411,487)	—		(8,559,209)
Net realized and unrealized gain on investments and swaps	(5,171,457)	1,181,720	—		(3,989,737)
Net increase (decrease) in net assets resulting from operations	$2,557,084	$8,100,599	$62,950		$10,720,633

* Foreign taxes	$—	$459	$—	$459
(1) Affiliated income	$139,447	$—	$—	$139,447

(A)         Reflects adjustment in expenses due to effects of new contractual rates.

(B)           Reflects reduction due to elimination of duplicative expenses.

4

Portfolios of Investments as of December 31, 2007.

		Pro Forma (Unaudited)					Pro Forma (Unaudited)
ING VP High Yield Bond Portfolio	ING Pioneer High Yield Portfolio	ING Pioneer High Yield Portfolio			ING VP High Yield Bond Portfolio	ING Pioneer High Yield Portfolio	ING Pioneer High Yield Portfolio
Principal Amount					Value
CONVERTIBLE BONDS: 4.5%
				Advertising: 0.5%
$—	$1,000,000	$1,000,000	#,C	Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	$—	$983,750	$983,750
					—	983,750	983,750

				Aerospace/Defense: 0.3%
—	340,000	340,000	C	EDO Corp., 4.000%, due 11/15/25	—	571,324	571,324
					—	571,324	571,324

				Distribution/Wholesale: 0.2%
—	515,000	515,000	C	WESCO International, Inc., 1.750%, due 11/15/26	—	435,819	435,819
					—	435,819	435,819

				Electronics: 0.6%
—	1,000,000	1,000,000	#	Newport Corp., 2.500%, due 02/15/12	—	876,250	876,250
—	300,000	300,000	C	Vishay Intertechnology, Inc., 3.625%, due 08/01/23	—	300,000	300,000
					—	1,176,250	1,176,250

				Energy-Alternate Sources: 0.2%
—	465,000	465,000	#,C	Diversa Corp., 5.500%, due 04/01/27	—	406,875	406,875
					—	406,875	406,875

				Entertainment: 0.5%
—	555,000	555,000		Macrovision Corp., 2.625%, due 08/15/11	—	525,863	525,863
—	600,000	600,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	—	546,000	546,000
					—	1,071,863	1,071,863

				Healthcare-Products: 0.0%
—	35,000	35,000	#	Inverness Medical Innovations, Inc., 3.000%, due 05/15/16	—	46,856	46,856
					—	46,856	46,856

				Office Property: 0.3%
—	600,000	600,000	#,C	Alexandria Real Estate Equities, Inc., 3.700%, due 01/15/27	—	603,000	603,000
					—	603,000	603,000

				Pharmaceuticals: 1.0%
—	525,000	525,000		BioMarin Pharmaceuticals, Inc., 1.875%, due 04/23/17	—	974,531	974,531
—	500,000		#,C	EPIX Pharmaceuticals, Inc., 3.000%, due 06/15/24	—	338,750	338,750
—	690,000			MannKind Corp., 3.750%, due 12/15/13	—	574,425	574,425
					—	1,887,706	1,887,706

				Regional Malls: 0.6%
—	1,500,000	1,500,000	#,C	General Growth Properties, Inc., 3.980%, due 04/15/27	—	1,218,750	1,218,750
					—	1,218,750	1,218,750

				Telecommunications: 0.3%
—	500,000	500,000	#	Anixter International, Inc., 1.000%, due 02/15/13	—	573,125	573,125
					—	573,125	573,125

				Total Convertible Bonds	—	8,975,318	8,975,318
				(Cost $)	—	8,983,816	8,983,816

CORPORATE BONDS/NOTES: 78.8%
				Advertising: 1.7%
—	1,965,000	1,965,000	C	Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	—	1,908,506	1,908,506
27,000	—	27,000	C,Q	Lamar Media Corp., 6.625%, due 08/15/15	26,393	—	26,393
960,000	—	960,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	864,000	—	864,000
560,000	—	560,000	#,C	R.H. Donnelley Corp., 8.875%, due 10/15/17	520,800	—	520,800
185,000	—	185,000	C,Q	Visant Corp., 7.625%, due 10/01/12	186,850	—	186,850
					1,598,043	1,908,506	3,506,549

5

				Aerospace/Defense: 3.2%
—	3,815,000	3,815,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	—	3,815,000	3,815,000
—	2,500,000	2,500,000	C	Esterline Technologies Corp., 7.750%, due 06/15/13	—	2,575,000	2,575,000
					—	6,390,000	6,390,000

				Airlines: 0.5%
390,000	—	390,000	C	AMR Corp., 8.608%, due 04/01/11	393,900	—	393,900
300,276	—	300,276	C	Continental Airlines, Inc., 7.461%, due 04/01/15	292,559	—	292,559
310,000	—	310,000		United AirLines, Inc., 6.932%, due 09/01/11	368,900	—	368,900
					1,055,359	—	1,055,359

				Apparel: 0.0%
53,000	—	53,000	C,Q	Perry Ellis International, Inc., 8.875%, due 09/15/13	51,410	—	51,410
					51,410	—	51,410

				Auto Manufacturers: 1.2%
1,089,000	—	1,089,000		Ford Motor Co., 8.597%, due 11/29/13	1,010,419	—	1,010,419
600,000	—	600,000	C	General Motors Corp., 7.125%, due 07/15/13	522,000	—	522,000
1,115,000	—	1,115,000	C	General Motors Corp., 8.375%, due 07/15/33	903,134	—	903,134
					2,435,553	—	2,435,553

				Auto Parts & Equipment: 0.3%
—	185,000	185,000	#,C	Allison Transmission, Inc., 11.000%, due 11/01/15	—	168,350	168,350
—	280,000	280,000	&,#,C	Allison Transmission, Inc., 11.250%, due 11/01/15	—	248,500	248,500
195,000	—	195,000	C,Q	United Components, Inc., 9.375%, due 06/15/13	193,538	—	193,538
					193,538	416,850	610,388

				Banks: 0.2%
400,000	—	400,000	C,Q	SunTrust Preferred Capital I, 5.853%, due 12/31/49	353,300	—	353,300
					353,300	—	353,300

				Beverages: 0.3%
515,000	—	515,000	#,C	Constellation Brands, Inc., 7.250%, due 05/15/17	478,950	—	478,950
175,000	—	175,000	C	Constellation Brands, Inc., 8.375%, due 12/15/14	176,313	—	176,313
					655,263	—	655,263

				Biotechnology: 0.5%
—	1,000,000	1,000,000	C	Bio-Rad Laboratories, Inc., 7.500%, due 08/15/13	—	1,015,000	1,015,000
					—	1,015,000	1,015,000

				Building Materials: 0.5%
52,000	—	52,000	@@,C,Q	Ainsworth Lumber Co., Ltd., 6.750%, due 03/15/14	31,590	—	31,590
710,000	—	710,000	C,Q	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	734,850	—	734,850
35,000	—	35,000	C,Q	Goodman Global Holdings, Inc., 7.991%, due 06/15/12	34,913	—	34,913
300,000	—	300,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	298,500	—	298,500
6,000	—	6,000	C	Texas Industries, Inc., 7.250%, due 07/15/13	5,910	—	5,910
					1,105,763	—	1,105,763

				Chemicals: 4.1%
—	1,500,000	1,500,000	C	Georgia Gulf Corp., 9.500%, due 10/15/14	—	1,203,750	1,203,750
—	800,000	800,000	C	Georgia Gulf Corp., 10.705%, due 10/15/16	—	540,000	540,000
810,000	465,000	1,275,000	@@,#,C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	724,950	416,175	1,141,125
—	1,550,000	1,550,000		Millennium America, Inc., 7.625%, due 11/15/26	—	1,263,250	1,263,250
480,000	—	480,000	#,C,Q	Momentive Performance Materials, Inc., 9.750%, due 12/01/14	444,000	—	444,000
465,000	—	465,000	&,#,C,Q	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	427,800	—	427,800
—	1,250,000	1,250,000	@@,C,Q	Nova Chemicals Corp., 6.500%, due 01/15/12	—	1,178,125	1,178,125
585,000	—	585,000	@@,C	Nova Chemicals Corp., 7.863%, due 11/15/13	549,900	—	549,900
—	1,200,000	1,200,000	@@,C	Nova Chemicals Ltd., 7.875%, due 09/15/25	—	1,080,000	1,080,000
435,000	—	435,000	C	PolyOne Corp., 8.875%, due 05/01/12	444,788	—	444,788
					2,591,438	5,681,300	8,272,738

				Coal: 0.6%
—	1,205,000	1,205,000	C	Massey Energy Co., 6.875%, due 12/15/13	—	1,141,738	1,141,738
					—	1,141,738	1,141,738

6

				Commercial Services: 2.9%
—	250,000	250,000		ACE Cash Express, Inc., 8.216%, due 10/05/13	—	231,875	231,875
13,000	—	13,000	C,Q	Ahern Rentals, Inc., 9.250%, due 08/15/13	11,018	—	11,018
605,000	—	605,000	C,Q	Alion Science and Technology Corp., 10.250%, due 02/01/15	518,788	—	518,788
280,000	—	280,000	C	Aramark Services, Inc., 8.411%, due 02/01/15	274,400	—	274,400
420,000	—	420,000	C	Aramark Services, Inc., 8.500%, due 02/01/15	427,350	—	427,350
785,000	—	785,000	#,C	Ashtead Capital, Inc., 9.000%, due 08/15/16	698,650	—	698,650
200,000	—	200,000	C	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, due 05/15/16	189,000	—	189,000
37,000	—	37,000	C,Q	Geo Group, Inc., 8.250%, due 07/15/13	37,555	—	37,555
500,000	—	500,000	C	Hertz Corp., 8.875%, due 01/01/14	509,375	—	509,375
370,000	—	370,000	C	Hertz Corp., 10.500%, due 01/01/16	384,800	—	384,800
—	348,246	348,246		NCO Group, Inc., 8.131% due 05/15/13	—	334,606	334,606
—	1,260,000	1,260,000	C	NCO Group, Inc., 9.744%, due 11/15/13	—	1,215,900	1,215,900
—	250,000	250,000	C	NCO Group, Inc., 11.875%, due 11/15/14	—	233,750	233,750
645,000	—	645,000	C,Q	Neff Corp., 10.000%, due 06/01/15	354,750	—	354,750
590,000	—	590,000	@@,C,Q	Quebecor World Capital Corp., 6.125%, due 11/15/13	462,413	—	462,413
14,000	—	14,000	#,C,Q	Viant Holdings, Inc., 10.125%, due 07/15/17	12,880	—	12,880
					3,880,979	2,016,131	5,897,110

				Computers: 0.8%
—	520,000	520,000	C	Activant Solutions, Inc., 9.500%, due 05/01/16	—	452,400	452,400
360,000	—	360,000	#,C	Ceridian Corp., 11.250%, due 11/15/15	334,800	—	334,800
360,000	—	360,000	&,#,C	Ceridian Corp., 12.250%, due 11/15/15	336,600	—	336,600
550,000	—	550,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	562,375	—	562,375
					1,233,775	452,400	1,686,175

				Cosmetics/Personal Care: 0.0%
18,000	—	18,000	C,Q	Revlon Consumer Products Corp., 8.625%, due 02/01/08	17,835	—	17,835
					17,835	—	17,835

				Distribution/Wholesale: 1.3%
—	750,000	750,000	C	Intcomex, Inc., 11.750%, due 01/15/11	—	772,500	772,500
—	1,905,000	1,905,000	C	Wesco Distribution, Inc., 7.500%, due 10/15/17	—	1,781,175	1,781,175
					—	2,553,675	2,553,675

				Diversified Financial Services: 6.1%
856	—	856	C,Q	AES Red Oak, LLC, 8.540%, due 11/30/19	921	—	921
—	760,000	760,000	C	Altra Industrial Motion, Inc., 9.000%, due 12/01/11	—	775,200	775,200
595,000	—	595,000	#,Q	Astoria Depositor Corp., 8.144%, due 05/01/21	615,825	—	615,825
600,000	—	600,000	#,C	Biomet, Inc., 10.000%, due 10/15/17	615,000	—	615,000
400,000	—	400,000	#,C	Biomet, Inc., 11.625%, due 10/15/17	396,000	—	396,000
460,000	—	460,000	#,C	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	411,700	—	411,700
41,000	—	41,000	C,Q	E*Trade Financial Corp., 7.375%, due 09/15/13	31,775	—	31,775
250,000	—	250,000		Ford Motor Credit Co., 7.250%, due 10/25/11	216,712	—	216,712
165,000	—	165,000		Ford Motor Credit Co., 7.800%, due 06/01/12	144,778	—	144,778
320,000	—	320,000		Ford Motor Credit Co., 7.993%, due 01/13/12	269,013	—	269,013
620,000	—	620,000		Ford Motor Credit Co., 9.693%, due 04/15/12	609,872	—	609,872
915,000	—	915,000		Ford Motor Credit Co., 9.875%, due 08/10/11	866,067	—	866,067
240,000	—	240,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	193,823	—	193,823
895,000	—	895,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	766,263	—	766,263
480,000	—	480,000	&,#,C	Hawker Beechcraft Acquisition Co., LLC / Hawker Beechcraft Notes Co., 8.875%, due 04/01/15	476,400	—	476,400
570,000	—	570,000	#,C	Hawker Beechcraft Acquisition Co., LLC, 9.750%, due 04/01/17	568,575	—	568,575
420,000	—	420,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	455,700	—	455,700
400,000	—	400,000	C	JP Morgan Chase Capital XVIII, 6.950%, due 08/17/36	381,081	—	381,081
350,000	—	350,000	#,C	KAR Holdings, Inc., 8.750%, due 05/01/14	323,750	—	323,750
660,000	—	660,000	&,#,C,Q	Local TV Finance, LLC, 9.250%, due 06/15/15	633,600	—	633,600
455,000	—	455,000	#,C,Q	Nuveen Investments, Inc., 10.500%, due 11/15/15	455,569	—	455,569
670,030	—	670,030	#,C,Q	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	649,929	—	649,929
420,000	—	420,000	&,#,C	PNA Intermediate Holding Corp., 11.869%, due 02/15/13	382,200	—	382,200
182,000	—	182,000	#,C,Q	Rainbow National Services, LLC, 8.750%, due 09/01/12	188,143	—	188,143
—	250,000	250,000	@@,#,C	Redwood Capital X Ltd., 8.430%, due 01/09/09	—	250,000	250,000
575,000	—	575,000	C	Residential Capital Corp., 7.875%, due 06/30/10	370,875	—	370,875
280,000	—	280,000	C	Residential Capital Corp., 8.375%, due 06/30/15	170,800	—	170,800
200,000	—	200,000	C	Residential Capital, LLC, 7.500%, due 02/22/11	125,500	—	125,500
345,000	—	345,000	#,C,Q	Snoqualmie Entertainment Authority, 9.125%, due 02/01/15	334,650	—	334,650
615,000	—	615,000	C,Q	Universal City Florida Holding Co. I/II, 9.661%, due 05/01/10	618,075	—	618,075
					11,272,596	1,025,200	12,297,796

7

				Electric: 5.4%
415,000	—	415,000	#,C	AES Corp., 8.000%, due 10/15/17	426,413	—	426,413
231,000	—	231,000	#,C	AES Corp., 8.750%, due 05/15/13	242,261	—	242,261
—	520,000	520,000	#,C	Allegheny Energy, Inc., 8.250%, due 04/15/12	—	557,700	557,700
71,000	—	71,000	C	Allegheny Energy Supply, 7.800%, due 03/15/11	74,373	—	74,373
—	1,855,000	1,855,000	C	CMS Energy Corp., 6.875%, due 12/15/15	—	1,885,748	1,885,748
465,000	—	465,000	C	Edison Mission Energy, 7.000%, due 05/15/17	459,188	—	459,188
370,000	—	370,000	#,C	Energy Future Holdings, 10.875%,due 11/01/17	373,700	—	373,700
58,200	—	58,200	C,Q	Homer City Funding, LLC, 8.734%, due 10/01/26	63,729	—	63,729
410,000	750,000	1,160,000	@@,#,C	Intergen NV, 9.000%, due 06/30/17	433,575	793,125	1,226,700
102,459	—	102,459	C	Midwest Generation, LLC, 8.300%, due 07/02/09	103,996	—	103,996
431,592	—	431,592	C	Midwest Generation, LLC, 8.560%, due 01/02/16	460,724	—	460,724
460,000	—	460,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	463,450	—	463,450
—	286,203	286,203		NRG Energy, Inc., 6.484%, due 02/01/13	—	273,574	273,574
—	687,670	687,670		NRG Energy, Inc., 6.734%, due 02/01/13	—	657,326	657,326
—	1,750,000	1,750,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	—	1,710,625	1,710,625
230,000	—	230,000	C	Reliant Energy, Inc., 7.625%, due 06/15/14	228,850	—	228,850
205,000	—	205,000	C	Reliant Energy, Inc., 7.875%, due 06/15/17	203,975	—	203,975
7,572	—	7,572	#,C,X,Q	South Point Energy Center, LLC, 8.400%, due 05/30/12	7,496	—	7,496
740,000	675,000	1,415,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	736,300	671,625	1,407,925
					4,278,030	6,549,723	10,827,753

				Electrical Components & Equipment: 1.4%
—	2,000,000	2,000,000	C	Anixter International, Inc., 5.950%, due 03/01/15	—	1,812,500	1,812,500
—	290,000	290,000	C	Belden, Inc., 7.000%, due 03/15/17	—	284,200	284,200
—	800,000	800,000	C	General Cable Corp., 7.125%, due 04/01/17	—	788,000	788,000
42,000	—	42,000	C,Q	Superior Essex Communications, LLC, 9.000%, due 04/15/12	40,530	—	40,530
					40,530	2,884,700	2,925,230

				Electronics: 0.7%
—	1,430,000	1,430,000	C	Itron, Inc., 7.750%, due 05/15/12	—	1,415,700	1,415,700
					—	1,415,700	1,415,700

				Energy-Alternate Sources: 0.2%
—	400,000	400,000	#,C	VeraSun Energy Corp., 9.375%, due 06/01/17	—	351,000	351,000
					—	351,000	351,000

				Engineering & Construction: 0.4%
—	480,000	480,000	#,C	Esco Corp., 8.625%, due 12/15/13	—	482,400	482,400
—	500,000	500,000		Landsource Communities Development, 9.820%, due 02/22/14	—	287,500	287,500
					—	769,900	769,900

				Entertainment: 1.5%
25,000	—	25,000	C,Q	AMC Entertainment, Inc., 8.000%, due 03/01/14	23,625	—	23,625
700,000	—	700,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	740,250	—	740,250
215,000	—	215,000	+,C	Marquee Holdings, Inc., 12.000%, due 08/15/14	173,075	—	173,075
360,000	—	360,000	#,C	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	363,600	—	363,600
—	130,000	130,000		New World Gaming Partners, 8.750%, due 07/16/14	—	119,600	119,600
70,000	—	70,000	#,C	Pinnacle Entertainment, Inc., 7.500%, due 06/15/15	63,875	—	63,875
487,000	—	487,000	C,Q	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	494,305	—	494,305
310,000	465,000	775,000	#,C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	302,250	453,375	755,625
440,000	—	440,000	C,Q	Warner Music Group - Old, 7.375%, due 04/15/14	341,000	—	341,000
					2,501,980	572,975	3,074,955

				Environmental Control: 0.6%
825,000	—	825,000	C	Waste Services, Inc., 9.500%, due 04/15/14	808,500	—	808,500
425,000	—	425,000	C,Q	WCA Waste Corp., 9.250%, due 06/15/14	434,563	—	434,563
					1,243,063	—	1,243,063

				Food: 0.4%
25,000	—	25,000	C,Q	Ahold Finance USA, Inc., 8.250%, due 07/15/10	27,303	—	27,303
530,000	—	530,000	C	Albertson’s, Inc., 7.450%, due 08/01/29	512,743	—	512,743
28,000	—	28,000	C,Q	Del Monte Corp., 8.625%, due 12/15/12	28,350	—	28,350
43,000	—	43,000	Q	Smithfield Foods, Inc., 7.000%, due 08/01/11	42,570	—	42,570
115,000	—	115,000	C,Q	Stater Brothers Holdings, 8.125%, due 06/15/12	114,138	—	114,138
					725,104	—	725,104

8

				Forest Products & Paper: 2.1%
565,000	—	565,000	@@,C	Bowater Canada Finance, 7.950%, due 11/15/11	459,063	—	459,063
485,000	—	485,000	@@,C	Cascades, Inc., 7.250%, due 02/15/13	457,113	—	457,113
585,000	—	585,000	@@,C,Q	Catalyst Paper Corp., 8.625%, due 06/15/11	488,475	—	488,475
465,000	—	465,000	C	Domtar Corp., 5.375%, due 12/01/13	421,988	—	421,988
480,000	—	480,000	C	Exopack Holding Corp., 11.250%, due 02/01/14	472,800	—	472,800
80,000	—	80,000	#,C,Q	Georgia-Pacific Corp., 7.000%, due 01/15/15	78,200	—	78,200
340,000	—	340,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	312,800	—	312,800
31,000	—	31,000	C,Q	Neenah Paper, Inc., 7.375%, due 11/15/14	29,140	—	29,140
640,000	—	640,000	C	NewPage Corp., 12.000%, due 05/01/13	664,000	—	664,000
135,000	—	135,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 8.661%, due 08/01/14	132,300	—	132,300
450,000	—	450,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	456,750	—	456,750
170,000	—	170,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 11.375%, due 08/01/16	173,400	—	173,400
					4,146,029	—	4,146,029

				Hand/Machine Tools: 0.9%
—	1,850,000	1,850,000	C	Baldor Electric Co., 8.625%, due 02/15/17	—	1,914,750	1,914,750
					—	1,914,750	1,914,750

				Health Care: 0.0%
20,000	—	20,000	C,Q	Ventas Realty LP, 8.750%, due 05/01/09	20,600	—	20,600
					20,600	—	20,600

				Healthcare-Products: 0.7%
750,000	—	750,000	C	Accellent, Inc., 10.500%, due 12/01/13	633,750	—	633,750
310,000	—	310,000	C,Q	Advanced Medical Optics, Inc., 7.500%, due 05/01/17	286,750	—	286,750
407,000	115,000	522,000	#,C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	414,123	117,013	531,136
					1,334,623	117,013	1,451,636

				Healthcare-Services: 2.8%
470,000	—	470,000	C	Centene Corp., 7.250%, due 04/01/14	460,600	—	460,600
340,000	—	340,000	C	DaVita, Inc., 7.250%, due 03/15/15	342,550	—	342,550
710,000	—	710,000	C	HCA, Inc., 9.250%, due 11/15/16	747,275	—	747,275
1,025,000	—	1,025,000	&,C	HCA, Inc., 9.625%, due 11/15/16	1,086,500	—	1,086,500
535,000	—	535,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	536,338	—	536,338
695,000	—	695,000	C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	703,688	—	703,688
—	800,000	800,000	&,#,C	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	—	732,000	732,000
465,000	—	465,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	461,513	—	461,513
510,000	—	510,000	&,C	United Surgical Partners International, Inc., 9.250%, due 05/01/17	499,800	—	499,800
					4,838,264	732,000	5,570,264

				Holding Companies-Diversified: 0.7%
470,000	—	470,000	C,Q	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	444,150	—	444,150
—	1,000,000	1,000,000	C	Leucadia National Corp., 7.125%, due 03/15/17	—	930,000	930,000
					444,150	930,000	1,374,150

				Home Builders: 0.2%
578,000	—	578,000	C,Q	Stanley-Martin Communities, LLC, 9.750%, due 08/15/15	349,690	—	349,690
					349,690	—	349,690

				Home Furnishings: 0.1%
245,000	—	245,000	C	Norcraft Cos. LP, 9.000%, due 11/01/11	249,900	—	249,900
					249,900	—	249,900

				Household Products/Wares: 0.8%
465,000	—	465,000	C	American Achievement Corp., 8.250%, due 04/01/12	455,700	—	455,700
615,000	—	615,000	+,C	Visant Holding Corp., 10.500%, due 12/01/13	578,100	—	578,100
—	550,000	550,000	C	Yankee Acquisition Corp., 9.750%, due 02/15/17	—	506,000	506,000
					1,033,800	506,000	1,539,800

				Insurance: 1.5%
—	545,000	545,000	#,C	Alliant Holdings I, Inc., 11.000%, due 05/01/15	—	520,475	520,475
—	150,000	150,000		Alliant Insurance Services, 7.765%, due 08/21/14	—	144,000	144,000
—	249,375	249,375		Amwins Group, Inc., 7.742%, due 06/11/13	—	211,969	211,969
—	700,000	700,000	#,C	HUB International Holdings, Inc., 10.250%, due 06/15/15	—	598,500	598,500

9

—	91,503	91,503		HUB International Ltd., 7.491%, due 06/13/14	—	86,814	86,814
—	408,497	408,497		HUB International Ltd., 7.700%, due 06/13/14	—	387,561	387,561
—	990,000	990,000	C	Presidential Life Corp., 7.875%, due 02/15/09	—	985,050	985,050
					—	2,934,369	2,934,369

				Investment Companies: 0.4%
—	925,000	925,000	@@,#,C	Algoma Acquisition Corp., 9.875%, due 06/15/15	—	763,125	763,125
					—	763,125	763,125

				Iron/Steel: 0.1%
155,000	—	155,000	&,#,C,Q	Metals USA Holdings Corp., 10.681%, due 07/01/12	127,875	—	127,875
					127,875	—	127,875

				Leisure Time: 0.8%
469,000	—	469,000	@@,C	NCL Corp., 10.625%, due 07/15/14	468,414	—	468,414
—	775,000	775,000	#,C	Pegasus Solutions, Inc., 10.500%, due 04/15/15	—	685,875	685,875
510,000	—	510,000	C	Travelport, LLC, 11.875%, due 09/01/16	546,338	—	546,338
					1,014,752	685,875	1,700,627

				Lodging: 1.0%
700,000	—	700,000		Green Valley Ranch Gaming, 8.610%, due 09/06/14	663,250	—	663,250
465,000	—	465,000	Q	Harrah’s Operating Co., Inc., 6.500%, due 06/01/16	346,940	—	346,940
410,000	—	410,000	C	MGM Mirage, 7.500%, due 06/01/16	407,950	—	407,950
405,000	—	405,000	#,C,Q	Seminole Hard Rock Entertainment, Inc., 7.491%, due 03/15/14	388,800	—	388,800
305,000	—	305,000	C,Q	Station Casinos, Inc., 6.500%, due 02/01/14	230,275	—	230,275
					2,037,215	—	2,037,215

				Machinery-Diversified: 1.3%
27,000	—	27,000	C,Q	Columbus McKinnon Corp., 8.875%, due 11/01/13	28,080	—	28,080
—	2,500,000	2,500,000	C	Gardner Denver, Inc., 8.000%, due 05/01/13	—	2,537,500	2,537,500
					28,080	2,537,500	2,565,580

				Media: 4.2%
370,000	—	370,000	C,Q	American Media Operations, Inc., 10.250%, due 05/01/09	316,813	—	316,813
25,000	—	25,000	Q	Cablevision Systems Corp., 9.644%, due 04/01/09	25,406	—	25,406
231,001	—	231,001	C	CCH I Holdings, LLC, 11.000%, due 10/01/15	188,266	—	188,266
190,000	—	190,000	C	CCH I, LLC, 11.000%, due 10/01/15	155,800	—	155,800
608,000	—	608,000	C	Charter Communications Holdings II, LLC, 10.250%, due 10/01/13	585,200	—	585,200
215,000	—	215,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	209,088	—	209,088
278,000	—	278,000		CSC Holdings, Inc., 7.625%, due 04/01/11	278,695	—	278,695
150,000	—	150,000		CSC Holdings, Inc., 8.125%, due 07/15/09	152,813	—	152,813
172,000	—	172,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	179,310	—	179,310
230,000	—	230,000	C	Dex Media, Inc., 8.000%, due 11/15/13	217,350	—	217,350
960,000	—	960,000	C	Idearc, Inc., 8.000%, due 11/15/16	885,600	—	885,600
540,000	—	540,000	#,C,Q	ION Media Networks, Inc., 11.493%, due 01/15/13	532,575	—	532,575
600,000	—	600,000		Liberty Media, LLC, 8.250%, due 02/01/30	578,785	—	578,785
630,000	—	630,000	C	Mediacom Broadband, LLC, 8.500%, due 10/15/15	561,488	—	561,488
485,000	—	485,000	+,C	Nexstar Finance Holdings, LLC, Discount Note, due 04/01/13	483,181	—	483,181
740,000	—	740,000	C	Nexstar Finance, Inc., 7.000%, due 01/15/14	692,825	—	692,825
400,000	—	400,000	C	Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	411,000	—	411,000
370,000	—	370,000	@@,#,C,Q	Quebecor Media, Inc., 7.750%, due 03/15/16	357,050	—	357,050
805,000	—	805,000	C	Radio One, Inc., 6.375%, due 02/15/13	669,156	—	669,156
425,000	—	425,000	#,C	TL Acquisitions, Inc., 10.500%, due 01/15/15	404,813	—	404,813
375,000	—	375,000	&,#,C	Univision Communications, Inc., 9.750%, due 03/15/15	343,594	—	343,594
240,000	—	240,000	C,Q	Vertis, Inc., 9.750%, due 04/01/09	222,000	—	222,000
					8,450,808	—	8,450,808

				Metal Fabricate/Hardware: 1.6%
—	2,500,000	2,500,000	C	Mueller Industries, Inc., 6.000%, due 11/01/14	—	2,284,375	2,284,375
—	880,000	880,000	C	Mueller Water Products, 7.375%, due 06/01/17	—	790,900	790,900
36,000	—	36,000	C,Q	Valmont Industries, Inc., 6.875%, due 05/01/14	35,820	—	35,820
44,000	—	44,000	#,C,Q	Wolverine Tube, Inc., 7.375%, due 08/01/08	41,140	—	41,140
					76,960	3,075,275	3,152,235

				Mining: 1.8%
27,000	—	27,000	C,Q	Century Aluminum Co., 7.500%, due 08/15/14	26,730	—	26,730
713,000	—	713,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	766,475	—	766,475

10

525,000	240,000	765,000	&,#,C	Noranda Aluminium Acquisition Corp., 8.738%, due 05/15/15	443,625	202,800	646,425
—	2,250,000	2,250,000	@@,C	Novelis, Inc., 7.250%, due 02/15/15	—	2,126,250	2,126,250
					1,236,830	2,329,050	3,565,880

				Miscellaneous Manufacturing: 1.5%
—	405,000	405,000	#,C	AGY Holding Corp., 11.000%, due 11/15/14	—	394,875	394,875
340,000	—	340,000	C,Q	Harland Clarke Holdings Corp., 9.500%, due 05/15/15	295,800	—	295,800
146,000	—	146,000	C	Indalex Holding Corp., 11.500%, due 02/01/14	129,210	—	129,210
58,000	—	58,000	C	Park-Ohio Industries, Inc., 8.375%, due 11/15/14	51,910	—	51,910
395,000	—	395,000	C	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	393,025	—	393,025
515,000	—	515,000		Rexnord Corp., 11.598%, due 03/02/13	501,481	—	501,481
—	515,000	515,000	+,C	Roper Industries, Inc., 1.481% (step rate 0.000%), due 01/15/34	—	406,206	406,206
490,000	—	490,000	C	Sally Holdings, LLC, 9.250%, due 11/15/14	487,550	—	487,550
285,000	—	285,000	C	Sally Holdings, LLC, 10.500%, due 11/15/16	282,150	—	282,150
					2,141,126	801,081	2,942,207

				Oil & Gas: 5.6%
280,000	—	280,000	#,C	Chaparral Energy, Inc., 8.875%, due 02/01/17	254,100	—	254,100
465,000	—	465,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	456,863	—	456,863
—	920,000	920,000	C	Cimarex Energy Co., 7.125%, due 05/01/17	—	908,500	908,500
250,000	—	250,000	C	Denbury Resources, Inc., 7.500%, due 04/01/13	253,750	—	253,750
260,000	—	260,000	C	Denbury Resources, Inc., 7.500%, due 12/15/15	263,900	—	263,900
760,000	—	760,000	C	Energy Partners Ltd., 9.750%, due 04/15/14	722,000	—	722,000
710,000	400,000	1,110,000	#,C	Forest Oil Corp., 7.250%, due 06/15/19	717,100	404,000	1,121,100
—	1,000,000	1,000,000	C	Frontier Oil Corp., 6.625%, due 10/01/11	—	1,000,000	1,000,000
420,000	—	420,000	@@,#,C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	375,900	—	375,900
470,000	95,000	565,000	#,C	Hilcorp Energy I LP, 7.750%, due 11/01/15	464,125	93,813	557,938
—	650,000	650,000	#,C	Hilcorp Energy I LP, 9.000%, due 06/01/16	—	676,000	676,000
360,000	—	360,000	C	McMoRan Exploration Co., 11.875%, due 11/15/14	363,150	—	363,150
—	600,000	600,000		NCO Group, Inc., 8.625%, due 03/15/13	—	594,000	594,000
495,000	—	495,000	@@,#,C	OPTI Canada, Inc., 8.250%, due 12/15/14	492,525	—	492,525
—	850,000	850,000	#,C	Parallel Petroleum Corp., 10.250%, due 08/01/14	—	854,250	854,250
39,000	—	39,000	@@,C,Q	Paramount Resources Ltd., 8.500%, due 01/31/13	39,293	—	39,293
540,000	—	540,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	571,050	—	571,050
23,000	—	23,000	C,Q	Premcor Refining Group, Inc., 7.500%, due 06/15/15	23,838	—	23,838
450,000	—	450,000	C	Sabine Pass LNG LP, 7.500%, due 11/30/16	432,000	—	432,000
—	880,000	880,000	C	Tesoro Corp., 6.625%, due 11/1/2015	—	875,600	875,600
515,000	—	515,000	C	Venoco, Inc., 8.750%, due 12/15/11	512,425	—	512,425
					5,942,019	5,406,163	11,348,182

				Oil & Gas Services: 0.5%
—	200,000	200,000	C	Complete Production Services, Inc., 8.000%, due 12/15/16	—	194,500	194,500
350,000	—	350,000	#,C	Key Energy Services, Inc., 8.375%, due 12/01/14	359,625	—	359,625
—	500,000	500,000	@@,#,C	Sevan Marine ASA, 7.744%, due 05/14/13	—	496,875	496,875
					359,625	691,375	1,051,000

				Packaging & Containers: 1.3%
28,000	—	28,000	C,Q	Constar International, Inc., 11.000%, due 12/01/12	21,140	—	21,140
—	1,760,000	1,760,000	C	Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	—	1,610,400	1,610,400
500,000	—	500,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	470,000	—	470,000
525,000	—	525,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	519,750	—	519,750
					1,010,890	1,610,400	2,621,290

				Pharmaceuticals: 1.4%
14,000	—	14,000	@@,C,Q	Elan Finance PLC, 7.750%, due 11/15/11	13,230	—	13,230
—	615,000	615,000	C	Omnicare, Inc., 3.250%, due 12/15/35	—	451,256	451,256
—	2,485,000	2,485,000	C	Valeant Pharmaceuticals International, 7.000%, due 12/15/11	—	2,401,131	2,401,131
					13,230	2,852,387	2,865,617

				Pipelines: 1.0%
490,000	—	490,000	C	El Paso Corp., 7.000%, due 06/15/17	492,958	—	492,958
—	1,200,000	1,200,000	C	Holly Energy Partners LP, 6.250%, due 03/01/15	—	1,110,000	1,110,000
—	450,000	450,000	C	TEPPCO Partners LP, 7.000%, due 06/01/67	—	412,430	412,430
39,000	—	39,000	C,Q	Williams Cos., Inc., 7.125%, due 09/01/11	41,389	—	41,389
					534,347	1,522,430	2,056,777

11

				Real Estate: 2.2%
—	2,700,000	2,700,000	C	Forest City Enterprises, Inc., 6.500%, due 02/01/17	—	2,457,000	2,457,000
—	1,915,000	1,915,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	—	1,857,550	1,857,550
54,000	—	54,000	C,Q	iStar Financial, Inc., 6.500%, due 12/15/13	47,494	—	47,494
					47,494	4,314,550	4,362,044

				Regional Malls: 0.3%
—	750,000	750,000	#,C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	—	700,457	700,457
					—	700,457	700,457

				Retail: 2.3%
540,000	—	540,000	C,Q	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	410,400	—	410,400
—	800,000	800,000	C	Brown Shoe Co., Inc., 8.750%, due 05/01/12	—	820,000	820,000
34,000	—	34,000	C,Q	Couche-Tard US LP, 7.500%, due 12/15/13	34,085	—	34,085
755,000	—	755,000	&,C,W	General Nutrition Centers, Inc., 10.009%, due 03/15/14	717,250	—	717,250
285,000	—	285,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	298,181	—	298,181
39,000	—	39,000	C,Q	Landry’s Restaurants, Inc., 9.500%, due 12/15/14	38,464	—	38,464
275,000	—	275,000	&,C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	284,969	—	284,969
505,000	—	505,000	C	NPC International, Inc., 9.500%, due 05/01/14	454,500	—	454,500
75,000	—	75,000	C,Q	Pantry, Inc., 7.750%, due 02/15/14	69,375	—	69,375
63,000	—	63,000	C,Q	PEP Boys-Manny Moe & Jack, 7.500%, due 12/15/14	59,141	—	59,141
500,000	—	500,000	C	Rite Aid Corp., 7.500%, due 03/01/17	443,125	—	443,125
109,000	—	109,000	C,Q	Rite Aid Corp., 9.375%, due 12/15/15	91,015	—	91,015
466,000	—	466,000	C	Rite Aid Corp., 9.500%, due 06/15/17	387,945	—	387,945
—	500,000	500,000	C	Sonic Automotive, Inc., 8.625%, due 08/15/13	—	488,750	488,750
					3,288,450	1,308,750	4,597,200

				Savings & Loans: 0.0%
34,000	—	34,000	C,Q	Western Financial Bank, 9.625%, due 05/15/12	36,580	—	36,580
					36,580	—	36,580

				Semiconductors: 0.0%
14,000	—	14,000	@@,C,Q	MagnaChip Semiconductor SA, 8.000%, due 12/15/14	10,570	—	10,570
					10,570	—	10,570

				Shopping Centers: 0.6%
—	1,200,000	1,200,000	C	BF Saul Reit, 7.500%, due 03/01/14	—	1,116,000	1,116,000
					—	1,116,000	1,116,000

				Software: 0.9%
—	1,180,000	1,180,000	#,C	First Data Corp., 9.875%, due 09/24/15	—	1,098,875	1,098,875
320,000	—	320,000	#,C	Open Solutions, Inc., 9.750%, due 02/01/15	293,200	—	293,200
600,000	—	600,000	C	Vangent, Inc., 9.625%, due 02/15/15	517,500	—	517,500
					810,700	1,098,875	1,909,575

				Telecommunications: 4.5%
—	350,079	350,079	@@	BCE, Inc., 7.960%, due 10/31/14	—	342,338	342,338
—	700,000	700,000	C	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	—	733,250	733,250
250,000	—	250,000	C	Centennial Cellular Operating Co., 10.125%, due 06/15/13	263,750	—	263,750
505,000	—	505,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	527,725	—	527,725
465,000	—	465,000	C	Citizens Communications Co., 9.000%, due 08/15/31	466,163	—	466,163
—	1,000,000	1,000,000		Corning, Inc., 8.875%, due 08/15/21	—	1,275,098	1,275,098
575,000	—	575,000	#,C	Cricket Communications, Inc., 9.375%, due 11/01/14	541,938	—	541,938
54,000	—	54,000	@@,Q	Empresa Brasileira de Telecom SA, 11.000%, due 12/15/08	56,700	—	56,700
150,000	—	150,000	@@,C,Q	Intelsat Bermuda Ltd., 8.886%, due 01/15/15	151,125	—	151,125
840,000	—	840,000	@@,C,Q	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	871,500	—	871,500
435,000	—	435,000	C	Intelsat Corp., 9.000%, due 06/15/16	440,438	—	440,438
370,000	—	370,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	373,700	—	373,700
520,000	—	520,000	&,C,Q	iPCS, Inc., 8.161%, due 05/01/14	483,600	—	483,600
500,000	—	500,000	C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	472,500	—	472,500
20,000	—	20,000	C,Q	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	19,800	—	19,800
860,000	—	860,000	C	Rural Cellular Corp., 8.124%, due 06/01/13	877,200	—	877,200
600,000	—	600,000	C	SunCom Wireless Holdings, Inc., 8.500%, due 06/01/13	624,000	—	624,000
30,000	—	30,000	#,C,Q	Telcordia Technologies, Inc., 10.000%, due 03/15/13	24,000	—	24,000
—	29,921	29,921	@@	Telesat Canada, Inc., 7.894%, due 10/31/14	—	29,260	29,260
200,000	—	200,000	C,Q	West Corp., 9.500%, due 10/15/14	197,000	—	197,000
360,000	—	360,000	C	Windstream Corp., 7.000%, due 03/15/19	344,700	—	344,700
					6,735,839	2,379,946	9,115,785

12

				Textiles: 0.0%
45,000	—	45,000	#,C	Invista, 9.250%, due 05/01/12	46,800	—	46,800
					46,800	—	46,800

				Transportation: 0.5%
455,000	300,000	755,000	#,C	Bristow Group, Inc., 7.500%, due 09/15/17	459,550	303,000	762,550
55,000	—	55,000	@@,C,Q	CHC Helicopter Corp., 7.375%, due 05/01/14	52,250	—	52,250
—	305,000	305,000	@@,#,C	Kansas City Southern de Mexico SA de CV, 7.375%, due 06/01/14	—	297,375	297,375
					511,800	600,375	1,112,175

				Trucking & Leasing: 0.4%
—	850,000	850,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	—	816,000	816,000
					—	816,000	816,000

				Total Corporate Bonds/Notes	82,112,605	76,888,544	159,001,149
				(Cost $)	85,898,121	80,218,744	166,116,865
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
—	1,000,000	1,000,000	#,C	Timberstar Trust, 7.530%, due 10/15/36	—	872,602	872,602

				Total Collateralized Mortgage Obligations	—	872,602	872,602
				(Cost $)	—	1,008,884	1,008,884

Shares					Value
COMMON STOCK: 7.0%
				Agriculture: 0.1%
—	4,100	4,100		Reynolds American, Inc.	$—	$270,436	$270,436
					—	270,436	270,436

				Auto Parts & Equipment: 0.1%
—	16,900	16,900	@	Commercial Vehicle Group, Inc.	—	245,050	245,050
					—	245,050	245,050

				Biotechnology: 0.2%
—	18,600	18,600	@	Vertex Pharmaceuticals, Inc.	—	432,078	432,078
					—	432,078	432,078

				Building Materials: 0.6%
—	13,600	13,600		Lennox International, Inc.	—	563,312	563,312
—	8,700	8,700		Texas Industries, Inc.	—	609,870	609,870
					—	1,173,182	1,173,182

				Chemicals: 0.5%
—	4,600	4,600		Air Products & Chemicals, Inc.	—	453,698	453,698
—	24,900	24,900		RPM International, Inc.	—	505,470	505,470
					—	959,168	959,168

				Computers: 0.1%
—	11,700	11,700	@	Network Appliance, Inc.	—	292,032	292,032
					—	292,032	292,032

				Electric: 1.4%
—	39,900	39,900	@	NRG Energy, Inc.	—	1,729,266	1,729,266
—	11,900	11,900		Public Service Enterprise Group, Inc.	—	1,169,056	1,169,056
					—	2,898,322	2,898,322

				Electrical Components & Equipment: 0.5%
—	12,900	12,900	@	General Cable Corp.	—	945,312	945,312
					—	945,312	945,312

				Electronics: 0.9%
—	11,800	11,800	@	FEI Co.	—	292,994	292,994
—	5,500	5,500	@	Itron, Inc.	—	527,835	527,835
—	13,800	13,800	@	Thermo Electron Corp.	—	795,984	795,984
—	7,900	7,900	@@	Tyco Electronics Ltd.	—	293,327	293,327
					—	1,910,140	1,910,140

13

				Gas: 0.3%
—	17,100	17,100		Southern Union Co.	—	502,056	502,056
					—	502,056	502,056

				Healthcare-Products: 0.3%
—	11,400	11,400	@	Inverness Medical Innovations, Inc.	—	640,452	640,452
					—	640,452	640,452

				Mining: 0.6%
—	7,300	7,300	@@	Barrick Gold Corp.	—	306,965	306,965
—	7,100	7,100		Freeport-McMoRan Copper & Gold, Inc.	—	727,324	727,324
—	60,000	60,000	@,@@	Polymet Mining Corp.	—	195,000	195,000
					—	1,229,289	1,229,289

				Miscellaneous Manufacturing: 0.6%
—	10,000	10,000		Cooper Industries Ltd.	—	528,800	528,800
—	8,200	8,200	@	ESCO Technologies, Inc.	—	327,508	327,508
—	5,700	5,700		ITT Corp.	—	376,428	376,428
					—	1,232,736	1,232,736

				Oil & Gas: 0.5%
—	4,341	4,341	@	SandRidge Energy, Inc.	—	155,668	155,668
—	10,900	10,900		Tesoro Petroleum Corp.	—	519,930	519,930
—	3,900	3,900		Valero Energy Corp.	—	273,117	273,117
					—	948,715	948,715

				Pipelines: 0.1%
—	3,400	3,400		Questar Corp.	—	183,940	183,940
					—	183,940	183,940

				Telecommunications: 0.2%
—	5,600	5,600	@	CommScope, Inc.	—	275,576	275,576
1,107	—	1,107	@	iPCS, Inc.	39,841	—	39,841
1,315	—	1,315		Virgin Media, Inc.	22,539	—	22,539
					62,380	275,576	337,956

				Total Common Stock	62,380	14,138,484	14,200,864
				(Cost $)	58,904	10,989,153	11,048,057

REAL ESTATE INVESTMENT TRUSTS: 0.8%
				Diversified: 0.0%
—	4,000	4,000		Liberty Property Trust	—	115,240	115,240
					—	115,240	115,240

				Mortgage: 0.3%
—	31,800	31,800		Annaly Capital Management, Inc.	—	578,124	578,124
					—	578,124	578,124

				Office Property: 0.1%
—	5,100	5,100		Mack-Cali Realty Corp.	—	173,400	173,400
					—	173,400	173,400

				Regional Malls: 0.4%
—	18,117	18,117		General Growth Properties, Inc.	—	746,058	746,058
					—	746,058	746,058

				Total Real Estate Investment Trusts	—	1,612,822	1,612,822
				(Cost $)	—	1,834,251	1,834,251

PREFERRED STOCK: 2.3%
				Diversified Financial Services: 0.1%
2,545	—	2,545	P	AES Trust VII	126,614	—	126,614
					126,614	—	126,614

				Electric: 0.5%
—	10,700	10,700		CMS Energy Corp., 4.500%, due 12/31/49	—	971,025	971,025
					—	971,025	971,025

14

				Electrical Components & Equipment: 0.4%
—	2,200	2,200	P	General Cable Corp., 5.750%, due 11/24/13	—	809,600	809,600
					—	809,600	809,600

				Media: 0.0%
2	—	2	&,P,Q	ION Media Networks, Inc.	14,017	—	14,017
					14,017	—	14,017

				Mining: 0.7%
—	675	675		Freeport-McMoRan Copper & Gold, Inc., 5.500%, due 12/31/49	—	1,499,766	1,499,766
					—	1,499,766	1,499,766

				Oil & Gas: 0.4%
—	13,600	13,600		Petroquest Energy, Inc., 6.875%, due 12/31/49	—	822,800	822,800
					—	822,800	822,800

				Savings & Loans: 0.2%
—	10,000	10,000		Sovereign Capital Trust, 4.375%, due 03/01/34	—	331,250	331,250
					—	331,250	331,250

				Total Preferred Stock	140,631	4,434,441	4,575,072
				(Cost $)	140,977	3,709,556	3,850,533

WARRANTS: 0.0%
				Building Materials: 0.0%
195	—	195	@,#,I,Q	Dayton Superior Corp.	$2	$—	$2
					2	—	2

				Media: 0.0%
48	—	48	@,Q	XM Satellite Radio Holdings, Inc.	72	—	72
					72	—	72

				Telecommunications: 0.0%
218	—	218	@,#	NTELOS, Inc. - CW10	—	—	—
					—	—	—

				Total Warrants	74	—	74
				(Cost $6,440)	6,440	—	6,440

				Total Long-Term Investments	82,315,690	106,922,211	189,237,901
				(Cost $)	86,104,442	106,744,404	192,848,846

Shares						Value
SHORT-TERM INVESTMENTS: 4.7%
				Mutual Fund: 3.0%
6,100,000	—	6,100,000	**	ING Institutional Prime Money Market Fund	6,100,000	—	6,100,000

				Total Mutual Fund	6,100,000	—	6,100,000
				(Cost $)	6,100,000	—	6,100,000

Principal Amount						Value
				U.S. Government Agency Obligations: 1.6%
$—	$3,162,000	$3,162,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$—	$3,161,464	$3,161,464

				Total U.S. Government Agency Obligations	—	3,161,464	3,161,464
				(Cost $)	—	3,161,464	3,161,464

				Repurchase Agreement: 0.1%
213,000	—	213,000		Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $213,049 to be received upon repurchase (Collateralized by $199,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $217,834, due 01/15/12)	213,000	—	213,000

15

	Total Repurchase Agreement		213,000	—	213,000
	(Cost $)		213,000	—	213,000

	Total Short-Term Investments		6,313,000	3,161,464	9,474,464
	(Cost $)		6,313,000	3,161,464	9,474,464

	Total Investments in Securities	98.6%	$88,628,690	$110,083,675	$198,712,365
	(Cost $)*		92,417,442	109,905,868	202,323,310
	Other Assets and Liabilities - Net	1.5	1,032,553	1,938,103	2,970,656
	Net Assets	100.0%	89,661,243	112,021,778	201,683,021

	Pro-forma Adjustments	(0.0)	—	—	(59,500)
	Net Assets	100.0%	$89,661,243	$112,021,778	$201,623,521

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule144A or section 4(2),
	under the Securities Act of 1933 and may not be resold subject
	to that rule except to qualified institutional buyers. Unless
	otherwise noted, these securities have been determined to be
	liquid under the guidelines established by the Funds’ Board of
	Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
W	When-issued or delayed delivery security
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee
	appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
Q	If the Reorganization is approved, this portfolio security is expected to be sold shortly prior to or after the Reorganization.
**	Investment in affiliate

*	Cost for federal income tax purposes is		$92,479,889	$109,944,413	$202,424,302

	Net unrealized appreciation/depreciation consists of:

	Gross Unrealized Appreciation		$433,286	$5,293,625	$5,726,911
	Gross Unrealized Depreciation		(4,284,485)	(5,154,363)	(9,438,848)
	Net Unrealized Appreciation/Depreciation		$(3,851,199)	$139,262	$(3,711,937)

ING VP High Yield Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007 (1)

Counterparty	Reference Eninty/Obligations	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/Depreciation
UBS AG	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	500,000	$(7,862)
Lehma Brothers Special Financing Inc.	Harrah’s Operating Co., Inc. 5.625%, 06/01/15	Sell	6.000%	03/20/08	USD	2,000,000	(8,631)
Merrill Lynch International	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	4,900,000	(65,823)
JPMorgan Chase Bank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(1.38)%	06/20/14	USD	1,000,000	129,836
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	600,000	(41,631)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.85)%	09/20/14	USD	600,000	118,912
Citibank N.A., New York	Simon Property Group LP 6.350%, 08/28/12	Buy	(0.38)%	09/20/12	USD	500,000	16,156
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.04)%	03/20/14	USD	600,000	2,448

							$143,405

(1)           If the Reorganization is approved, these credit default swaps are expected to be sold prior to the Reorganization.

16

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Directors/Trustees (“Board”) of ING VP High Yield Bond Portfolio (“VP High Yield Bond”) and ING Pioneer High Yield Portfolio (“Pioneer High Yield”), (each, a “Portfolio” or collectively, the “Portfolios”) approved an Agreement and Plan of Reorganization dated March 27, 2008, respectively (the “Plan”) whereby, subject to approval by the shareholders of VP High Yield Bond, Pioneer High Yield will acquire all of the assets of VP High Yield Bond, subject to the liabilities of such Portfolio, in exchange for issuing shares of Pioneer High Yield to shareholders of VP High Yield Bond in a number equal in value to net assets of VP High Yield Bond (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Pioneer High Yield as the accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 2007.  The unaudited pro forma statement of assets and liabilities reflects the pro forma combined financial position of VP High Yield Bond and Pioneer High Yield at December 31, 2007.  The unaudited pro forma statement of operations reflects the pro forma combined results of operations for the twelve months ended December 31, 2007.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for VP High Yield Bond and Pioneer High Yield under U.S. generally accepted accounting principles for investment companies.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Pioneer High Yield for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of each Portfolio.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Pioneer High Yield issued in connection with the proposed acquisition of VP High Yield Bond by Pioneer High

Yield as of December 31, 2007. The number of additional shares issued was calculated by dividing the net assets of each class of VP High Yield Bond by the respective class net asset value per share of Pioneer High Yield.

Note 4 – Unaudited Pro Forma Adjustments:

The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the merger had taken place on December 31, 2007.  VP High Yield Bond’s expenses were adjusted assuming Pioneer High Yield’s fee structure was in effect for the twelve months ended December 31, 2007, as adjusted for contractual changes made in conjunction with the merger.

Note 5 – Merger Costs:

ING Investments, LLC, or an affiliate and VP High Yield Bond will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by VP High Yield Bond are estimated at approximately $59,500. These costs represent one half of the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  ING Investments, LLC, investment adviser to the Portfolios, will bear the other half of the cost of the Merger.

Note 6 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 7 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGERS’ REPORT FOR
ING PIONEER HIGH YIELD PORTFOLIO

Set forth below is an excerpt from ING Pioneer High Yield Portfolio’s Annual Report for the fiscal year ended December 31, 2007.

*              *              *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (050%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

3

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*              *              *

4

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

ING Pioneer High Yield Portfolio (the “Portfolio”) seeks to maximize total return through a combination of income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investments Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 6.15% compared to the Merrill Lynch High Yield Master II Index(1) and the Merrill Lynch Convertible Bonds (Speculative Quality) Index(2), which returned 2.19% and 1.54%, respectively, for the same period.

Portfolio Specifics: Our outperformance for the year was primarily attributable to asset allocation and security selection. Our equity and convertible exposure contributed to performance, as the Standard and Poor’s 500® Composite Stock Price Index returned 5.49%, vs. the Merrill Lynch High Yield Master II Index return of 2.19%. In particular, our equity portfolio, which represented approximately 15% of total fund assets, delivered strong performance, contributing approximately 3.5% or approximately half of the total gross return of the fund. In addition, the higher quality of the bonds in our fixed income portfolio as well as security selection within the portfolio helped performance, as CCC’s underperformed, returning 0.43% vs. the BB return of 2.19% and the single B return of 3.07%. Equity or equity-linked securities that outperformed included: the stock, convertible preferred and bonds of copper and gold mining firm, Freeport-McMoRan Copper & Gold, Inc., due to strong commodity demand; the convertible bonds of BioMarin Pharmaceuticals, Inc., on the FDA approval of its drug Kuvan; the convertible bonds of EDO Corporation, which was acquired; the stock of utility NRG Energy, Inc., up on strong performance; and the stock of General Cable Corp., due to strong operating performance. Bonds that helped performance included Pogo Producing, due to a bond tender upon its acquisition; Petroquest Energy, Inc., which benefited from record high oil prices, and the global utility firm, Intergen NV, due to strong operating performance.

Securities that detracted from performance included the loan of Landsource, a U.S. real estate developer; the bonds of Georgia Gulf, due to the dependence of its chemical business on the U.S. housing sector; certain of our equity and bond real estate investment trust (“REIT”) and real estate positions, including General Growth Properties and B.F. Saul REIT. In addition, certain of our convertible bonds including Mannkind (due to concerns about the acceptability of its inhaled insulin product) and Sovereign Capital (reflecting a banking sector decline) hurt performance. Portfolio sector weights were relatively neutral to for the year. Our significant overweights in basic industry, capital goods and underweight to consumer cyclicals contributed positively to performance. This was offset, however, by the negative effects of our overweight in real estate and financials and our underweights in media and telecommunications.

Current Strategy and Outlook: We believe that the U.S. economy could grow below trend this year, at around 1.5%, but will probably not enter a recession. While tight credit conditions and weakness in U.S. housing and financials may adversely affect the economy, decent global growth, particularly from emerging markets, and the weak U.S. dollar should spur demand for exports, counterbalancing these negative effects. We also believe that the Federal Reserve Board, the Bank of England and the European Central Bank will continue to ease or inject liquidity as needed to shore up credit markets and the economic environment.

The Portfolio will focus on export-oriented sectors, and maintain the relatively high quality of the bond portfolio. We are also increasing our investment in more defensive sectors, including equity sectors with fewer issuers in the high yield universe, such as healthcare. We believe the high yield bond market offers compelling value. With spreads at 680 basis points (6.80%), investors are being compensated for an 11% default rate vs. the current 0.8% level and our twelve month estimate of 2% to 3%. This implied default rate is significantly higher than the 10 year average of 6.3% on a par value basis and 4.9% on an issuer basis.

5

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

* Includes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

DRS Technologies, Inc., 6.875%, due 11/01/13	3.4%
Esterline Technologies Corp., 7.750%, due 06/15/13	2.3%
Gardner Denver, Inc., 8.000%, due 05/01/13	2.3%
Forest City Enterprises, Inc., 6.500%, due 02/01/17	2.2%
Valeant Pharmaceuticals International, 7.000%, due 12/15/11	2.1%
Mueller Industries, Inc., 6.000%, due 11/01/14	2.0%
Novelis, Inc., 7.250%, due 02/15/15	1.9%
Baldor Electric Co., 8.625%, due 02/15/17	1.7%
Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	1.7%
CMS Energy Corp., 6.875%, due 12/15/15	1.7%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Average Annual Total Returns for the Periods Ended December 31, 2007

	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Classes S and ADV January 20, 2006
Class I	6.15%	7.22%		—
Class S	5.89%	—		7.14%
Class ADV	5.43%	—		6.89%
Merrill Lynch High Yield Master II Index(1)	2.19%	6.87	%(3)	6.31	%(4)
Merrill Lynch Convertible Bonds (Speculative Quality) Index(2)	1.54%	9.05	%(3)	6.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor’s.

(2) The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are

7

convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalent and have an average rating of Ba1/BB+ or lower from Moody’s and Standard & Poor’s, respectively.

(3) Since inception performance of the indices is shown from January 1, 2006.

(4) Since inception performance of the indices is shown from February 1, 2006.

8

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article NINTH, Section (d) of the Articles of Incorporation of ING Partners, Inc. (the “Registrant”), as amended, provides for indemnification of directors and officers as follows:

(d)                                 The Corporation shall indemnify its officers and directors and any officer or director who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(i)                                     Every person who is or has been a director or officer of the Corporation, and every person who while an officer or director of the Corporation serves or has served at the Corporation’s request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a director or officer of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him or her in the settlement thereof.

(ii)                                  The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(iii)                               No indemnification shall be provided hereunder to a director or officer against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(iv)                              The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(v)                                 In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subsection (vi) of this Section (d) of Article NINTH, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)                                  by a majority vote of a quorum of non-party Directors who are not “interested” persons of the Corporation (as defined in the 1940 Act), or

(2)                                  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(vi)                              The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not “interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

The Corporation may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses as set forth in subsections (i) through (vi) of this Section (d) of Article Ninth to employees and agents of the Corporation and to any person (other than officers or directors of the Corporation) who serves at the request for the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture or other enterprise.

Any repeal or amendment of any of the provisions of this section (d) of Article NINTH, and any adoption or amendment of any other provision of the Charter or bylaws of the Corporation which may be inconsistent with the provisions of this section (d) of Article NINTH, shall be prospective in operation and effect only, and shall not affect in any manner any right to indemnification hereunder existing at the time of any such repeal, amendment or adoption.

Section XII.B of the Administrative Services Agreement provides for indemnification of the administrator as follows:

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator or any officer, director or employee of the Administrator, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Administrator harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases, of any security by or on behalf of the Series, or issued by the Series, in alleged violation of applicable federal, state or foreign laws, rules or regulations.

In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director.  The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)          (a)          Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(b)         Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(c)          Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(d)         Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(e)          Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(f)            Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(g)         Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(h)         Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)             Articles Supplementary to Articles of Incorporation effective August 20, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(j)             Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(k)          Articles Supplementary to Articles of Incorporation effective January 17, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(l)             Articles Supplementary to Articles of Incorporation effective June 10, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(m)       Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(n)         Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(o)         Articles Supplementary dated August 8, 2005 to the Articles of Incorporation – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(p)         Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(q)         Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(r)            Articles of Amendment, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(s)          Article of Amendment effective August 7, 2006 regarding ING MFS Capital Opportunities Portfolio name change – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(t)            Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(u)         Articles Supplementary effective June 13, 2007 regarding Solution Growth and Income Portfolio and Solution Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(v)         Articles of Amendment effective August 20, 2007, regarding the name change of ING Davis Venture Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(w)       Articles of Amendment effective November 29, 2007 regarding the dissolution of ING Fundamental Research Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(w)       Articles Supplementary dated February 27, 2008 to the Articles of Incorporation of ING Partners, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(2)          By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(i)             Amendment to the by-laws of ING Partners, Inc. dated November 10, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(3)          Not applicable.

(4)          Agreement and Plan of Reorganization between ING Partners, Inc., on behalf of ING Pioneer High Yield Portfolio and ING Variable Products Trust, on behalf of ING VP High Yield Bond Portfolio - Filed herein.

(5)          Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(6)          (a)          Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(i)                                     Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(ii)                                  Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

(iii)                               Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)                              Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(v)                                 Amended Schedule A dated April 28, 2006 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(vi)                            Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vii)                         Amended Schedule A dated October, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(viii)                      Amended Schedule B dated October, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(ix)                              Amended Schedule A effective March 4, 2008 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, succeeded by Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(x)                                 Amended Schedule B effective March 4, 2008, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, succeeded by Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(b)         Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. (“ING IM”) (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)                                   Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)                                Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)                             Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)                            Third Amendment dated September 15, 2007 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(c)          Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)                                   Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)                                Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)                             Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(d)         Investment Sub-Advisory Agreement dated November 19, 2001 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                                   Amendment dated June 3, 2003 to Investment Sub-Advisory Agreement between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Novation of Sub-Advisory Agreement dated July 21, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)                             Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)                            Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)          Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)                                   Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC (ClearBridge Advisors, LLC) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)                                Amendment dated April 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(iii)                             First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)                            Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(f)            Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)                                   Letter Agreement dated December 5, 2001 for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)                                Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N- 1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)                             Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N- 1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)                            Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(v)                               Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)                            Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)                         Fifth Amendment dated May 1, 2007 to the Investment Sub-Advisory Agreement between Directed Services, LLC and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(f)            Investment Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and American Century Investment Management, Inc – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                                   Amendment dated June 30, 2003 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)                             Amended Appendix A dated April 28, 2006, between ING Life Insurance and Annuity Company and American Century Investment Management, Inc., regarding the ING American Century Small-Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(iv)                            Third Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)                               Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.- Filed as an Exhibit to Post-Effective Amendment No. 32

to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)         Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                                   Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Amendment No. 2 dated May 12, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)                             Amendment No. 3 dated December 7, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iv)                            Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)                               Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)         Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002  and incorporated herein by reference.

(i)                                   Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)                             Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc.) regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)                            Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)             Investment Sub-Advisory Agreement dated March 12, 2003 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                                   Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)                             Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(k)          Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                                   Amendment to the Investment Sub-Advisory Agreement dated June 23, 2003 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Amendment dated November 8, 2004 the to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)                             Amendment to the Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003.

(iv)                            Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(v)                               Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)                            Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)                         Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(viii)                      Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(l)             Investment Sub-Advisory Agreement dated December 16, 2002 between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD)

– Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(i)                                   Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)                                Amendment May 1, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(iii)                             Amendment dated August 13, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)                            Amendment dated June 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JPMorgan Fleming Asset Management, LTD regarding amendments to the Fee chedule – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(v)                               Amended Appendix A dated October 1, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited, regarding sub-advisory fees – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)                            Fifth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)                         Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(m)       Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)                                   First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)                                Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(n)         Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)                                   First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(o)         Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(p)         Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(q)         Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)         Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(r)            Sub-Advisory Agreement dated April 28, 2006 between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(s)          Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)         Amended Schedule A to the Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Directed Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(t)            Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)          Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(u)         Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services, LLC. and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)           Amended Schedule effective April 28, 2008 to Expense Limitation Agreement between Directed Services and ING Partners, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(v)         Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)           Amended Schedule A effective June 29, 2007 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(ii)          Amended Schedule A dated January 31, 2008 to Amended and Restated Expense Limitation Agreement between Directed Services, LLC. and ING Partners, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(w)     Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(x)         Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC -

Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrhant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(7)          (a)        Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)                                Schedule A dated June 29, 2007 to the Underwriting Agreement between ING Partners, Inc. and ING Funds Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(ii)                             Form of Schedule A dated January 31, 2008 to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(8)                                  Not applicable.

(9)          (a)        Custodian Agreement dated March 13, 2003 between ING Partners, Inc. and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(i)                                Amended Exhibit A effective December 4, 2007 to the Custody Agreement between ING Partners, Inc. and The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(ii)                             Form of Amended Exhibit A effective March 7, 2008 to the Custody Agreement between ING Partners, Inc. and The Bank of New York Mellon (formerly The Bank of New York) - - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(b)         Foreign Custody Manager Agreement dated January 6, 2003, with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)                                Amended Exhibit A effective December 4, 2007 to the Foreign Custody Manager Agreement with The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(ii)                             Amended Exhibit A effective March 7, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(c)          Fund Accounting Agreement dated January 6, 2003, with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)                                Amended Exhibit A effective December 4, 2007 to the Fund Accounting Agreement with The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(ii)                             Amended Exhibit A effective March 7, 2008 to the Fund Accounting Agreement with The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(10)    (a)        Plan of Distribution pursuant to Rule 12b-1 renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(b)        Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(c)         Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(d)        Shareholder Servicing Plan of ING Partners, Inc. for Class T Shares adopted May 12, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)                                   Amended Schedule A with respect to ING Partners, Inc. Class T Distribution Plan - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(e)         Second Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated May 12, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)                                   Amended Schedule A effective January 31, 2008 to the Second Amended and Restated Plan Pursuant to Rule 18f-3 - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(11)         Opinion and Consent of Counsel - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on April 17, 2008, File No. 333-150302, and incorporated herein by reference.

(12)         Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

(13)    (a)          Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)                                   Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)                                Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)                             Amended Schedules A and B dated June 30, 2007 to the Administrative Services Agreement – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)                            Form of Amended Schedules A and B dated January 31, 2008 to the Administrative Services Agreement- Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(b)        License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c)         Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)                                   Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)                                Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)                             Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(iv)                            Form Of Amended and Restated Exhibit A, dated January 31, 2008, with respect to the Agency Agreement - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(d)        Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)                                   Amended Exhibit A dated January 16, 2008 to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York Mellon (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(ii)                                Form Of Amended Exhibit A effective March 10, 2008, to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly The Bank of New York) - Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(e)         Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(f)           Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)        Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the Adviser Class Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)        Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)            Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(k)         Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(l)            Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(m)      Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)                            Consent of independent auditors - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on April 17, 2008, File No. 333-150302, and incorporated herein by reference.

(15)                            Not applicable.

(16)                            Powers of Attorney - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on April 17, 2008, File No. 333-150302, and incorporated herein by reference.

(17)                            Not applicable.

ITEM 17. UNDERTAKINGS

(1)                                The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                The undersigned registrant under takes to file a post-effective amendment to this Registration Statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Registration Statement on
Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 29th day of May, 2008.

ING PARTNERS, INC.

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President and Chief Executive	May 29, 2008
Shaun P. Mathews*	Officer

	Senior Vice President and	May 29, 2008
Todd Modic*	Chief/Principal Financial Officer

	Director	May 29, 2008
Colleen D. Baldwin*

	Director	May 29, 2008
John V. Boyer*

	Director	May 29, 2008
Patricia W. Chadwick*

	Director	May 29, 2008
Robert W. Crispin*

	Director	May 29, 2008
Peter S. Drotch*

	Director	May 29, 2008
J. Michael Earley*

	Director	May 29, 2008
Patrick W. Kenny*

	Director	May 29, 2008
Sheryl K. Pressler*

	Director	May 29, 2008
Roger B. Vincent*

* By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary**

**   Powers of Attorney for Shaun P. Mathews, Todd Modic and each Director – Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on April 17, 2008, File No. 333-150302, and incorporated herein by reference.

EXHIBIT INDEX

(4)                                  Agreement and Plan of Reorganization between ING Partners, Inc., on behalf of ING Pioneer High Yield Portfolio and ING Variable Products Trust, on behalf of ING VP High Yield Bond Portfolio